SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 8, 2016

Dear Contract Owner:

Attached is a Proxy Statement that contains a number of important proposals (“Proposals”) with respect to the funds (“Funds”) of Pacific Select Fund (“Trust”). Each Fund serves as an investment option under variable life insurance or variable annuity contracts ( “Contracts”) issued by Pacific Life Insurance Company or Pacific Life & Annuity Company. The Proposals do not seek to change the benefits or provisions of your Contract. As a Contract Owner with abeneficial interest in one or more of the Funds (“Your Funds”) as of April 12, 2016 (“Record Date”), you are entitled to vote on the Proposals that apply to Your Funds.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” all Proposals. A summary of the Board’s considerations in approving each Proposal, as well as other important information, is provided in the Proxy Statement. Please read the Proxy Statement and consider it carefully before casting your voting instruction.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ James T. Morris	/s/ Mary Ann Brown
James T. Morris	Mary Ann Brown
Chairman & Chief Executive Officer,	Executive Vice President,
Pacific Life Insurance Company and	Pacific Life Insurance Company and
Pacific Life & Annuity Company	Pacific Life & Annuity Company

PACIFIC LIFE INSURANCE COMPANY

700 Newport Center Drive, Newport Beach, California 92660-6307, Telephone (949) 219-3011

Notice of Special Meeting of Shareholders

Of Pacific Select Fund

Scheduled for June 20, 2016

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders of Pacific Select Fund (the “Trust”) is scheduled for June 20, 2016 at 9:00 a.m., at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California, 92660. You are cordially invited to attend the Meeting.

The Meeting is being held to act on the following proposals (“Proposals”) with respect to the funds (“Funds”) of the Trust, as further described in the enclosed Proxy Statement:

1.	To elect three Trustees to the Board of Trustees.

2.	To approve the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust.

3.	To approve updated fundamental investment policies for the Trust regarding:

(a)	Borrowing money;

(b)	Issuing senior securities;

(c)	Underwriting securities of other issuers;

(d)	Purchasing or selling real estate;

(e)	Purchasing or selling commodities;

(f)	Making loans;

(g)	Diversification; and

(h)	Concentrating investments in a particular industry or group of industries.

4.	To approve the Funds’ participation in a manager of managers structure that: (i) permits the Funds’ investment adviser to enter into and/or materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without obtaining shareholder approval; and (ii) permits the Funds to provide notice of sub-adviser changes to Contract Owners via posting relevant information on the Trust’s website, with appropriate notice of its availability on the website.

5.	To approve making investment goals “non-fundamental.”

6.	To transact such other business that may properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on April 12, 2016 (“Record Date”) are entitled to notice of, and to vote at, the Meeting, including any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in a Fund on the Record Date are entitled to vote as though they were direct shareholders of that Fund.

Please read the enclosed Proxy Statement carefully for information about the Proposals to be considered at the Meeting.

Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. You may vote by mail by completing, signing, and returning the enclosed voting instruction. If you vote by mail, your voting instruction must be received at the address shown on the enclosed postage paid envelope to be counted. We encourage you to vote telephonically by calling (888) 227-9349 or via the Internet by logging onto www.proxyonline.com and following the online instructions. Whether by mail, telephone or Internet, voting instructions must be received by 6:00 a.m. Eastern Time on June 20, 2016 to be counted.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” all Proposals.

Please respond — your vote is important.

By Order of the Board of Trustees

/s/ Jane M. Guon

Jane M. Guon, Secretary

Pacific Select Fund

May 8, 2016

700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660

PROXY STATEMENT

May  8, 2016

Page

I.	Introduction		1

II.	Proposal 1: To elect three trustees to the Board of Trustees		2

III.	Proposal 2: To approve the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust		9

IV.	Proposal 3: To approve updated fundamental investment policies for the Trust regarding:		14

	a.	Borrowing money	16

	b.	Issuing senior securities	17

.	c.	Underwriting securities of other issuers	18

	d.	Purchasing or selling real estate	19

	e.	Purchasing or selling commodities	20

	f.	Making loans	21

	g.	Diversification	22

	h.	Concentrating investments in a particular industry or group of industries	23

V.	Proposal 4: To approve the Trust’s participation in a fund of funds structure that (i) permits the Funds’ investment adviser to enter into and/or materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without obtaining shareholder approval; and (ii) permits the Funds to provide notice of sub-adviser changes to Contract Owners via posting relevant information on the Trust’s website, with appropriate notice of its availability on the website.		24

VI.	Proposal 5: To approve making investment goals “non-fundamental.”		28

VII.	Other Business		30

VIII.	General Information		30

Appendix A: Pacific Select Fund and Pacific Funds Series Trust Joint Governance Committee Charter			A-1

Appendix B: Trust Officers			B-1

Appendix C: Form of Agreement and Plan of Reorganization for a Change of Domicile			C-1

Appendix D: Agreement and Declaration of Trust, Pacific Select Fund (a Delaware statutory trust)			D-1

Appendix E: Comparison of Massachusetts and Delaware Law			E-1

Appendix F: Comparison of Provisions in Old and New Charter Provisions			F-1

Appendix G: Comparison of Current and Proposed New Fundamental Policies			G-1

Appendix H: Outstanding Shares of the Fund			H-1

Appendix I: Additional Information About the Auditors			I-1

PACIFIC SELECT FUND

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2016

INTRODUCTION

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board of Trustees” or “Board”) of Pacific Select Fund (“Trust”) on behalf of its series (“Funds”) to be voted at a special meeting of shareholders of the Trust to be held on June 20, 2016 (“Meeting”). Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”), (together, “Pacific Life”), are the sole shareholders of the Funds entitled to vote. However, those voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by PLIC and PL&A at the Meeting. This Proxy Statement is first being mailed to shareholders on or about May 8, 2016.

Summary of Proposals

Shareholders are being asked to vote on a number of proposals (“Proposals”) to be acted upon at the Meeting, as further described in this Proxy Statement. Certain Proposals apply to all Funds, while other Proposals apply only to certain Funds. The following table identifies each Proposal and the Funds to which it applies.

Proposal	Summary of Proposal	Shareholders Solicited to Vote

1	To elect three Trustees to the Board of Trustees	All Funds

2	To approve the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust	All Funds

3	To approve updated fundamental investment policies for the Trust regarding:	All Funds

(a)	Borrowing money

(b)	Issuing senior securities

(c)	Underwriting securities of other issuers

(d)	Purchasing or selling real estate

(e)	Purchasing or selling commodities

(f)	Making loans

(g)	Diversification

(h)	Concentrating investments in a particular industry or group of industries

4	To approve the Funds’ participation in a manager of managers structure that: (i) permits the Funds’ investment adviser to enter into and/or materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisers without obtaining shareholder approval; and (ii) permits the Funds to provide notice of sub-adviser changes to Contract Owners via posting relevant information on the Trust’s website, with appropriate notice of its availability on the website.	All Funds

5	To approve making investment goals “non-fundamental.”

High Yield Bond Portfolio

Inflation Managed Portfolio

Managed Bond Portfolio

Short Duration Bond Portfolio

Comstock Portfolio

Dividend Growth Portfolio

Equity Index Portfolio

Focused Growth Portfolio

Growth Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Main Street® Core Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Small-Cap Equity Portfolio

Small-Cap Growth Portfolio

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Emerging Markets Portfolio

International Large-Cap Portfolio

International Value Portfolio

Health Sciences Portfolio

Real Estate Portfolio

Technology Portfolio

Required Vote

A quorum must be present at the Meeting for action to be taken on the Proposals. Shareholders of the Trust will vote collectively on Proposal 1, and shareholders of each applicable Fund will vote separately on each of Proposals 2-5. For Proposal 1, to be elected, each individual standing for election must receive a plurality of the votes cast at the Meeting, provided a quorum is present. Each of Proposals 2-5, including each sub-proposal within Proposal 3, requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each applicable Fund for the Proposal (or sub-proposal) to pass for that Fund. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Trust or Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Trust or Fund, as applicable, that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, whichever is less. None of the Proposals is contingent on approval of any of the other Proposals. Proposal 2 will not be implemented for the Trust unless approved by all of the Funds. Proposals 3, 4 and 5 will be implemented for each Fund for which the required shareholder vote is obtained, even if certain other Funds do not approve the proposal.

The Board of Trustees unanimously recommends that you vote “FOR” all Proposals.

PLEASE read this entire Proxy Statement carefully, including the Appendices.

PROPOSAL 1

TO ELECT THREE TRUSTEES TO THE BOARD OF TRUSTEES

Shareholders of which Funds are voting on this proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to elect three Trustees to the Board of Trustees of the Trust (the “Board of Trustees” or “Board”): James T. Morris, Gale K. Caruso and Paul A. Keller. Mr. Morris and Ms. Caruso currently serve as Trustees of the Trust; Mr. Keller does not.

Why are shareholders being asked to elect the three Trustees?

Under the 1940 Act, mutual funds like the Trust are required to hold shareholder meetings to seek shareholder approval whenever less than a majority of their board members have been elected by shareholders. A vacancy may be filled without shareholder approval if, upon filling the vacancy, at least two-thirds of the board members have been approved by shareholders.

The Board currently has six Trustees: James T. Morris, Frederick L. Blackmon, Gale K. Caruso, Lucie H. Moore, Nooruddin (Rudy) S. Veerjee, and G. Thomas Willis. Two-thirds (4 of 6) of the Trustees were elected by shareholders in 2004 (Mr. Blackmon, Ms. Moore, Mr. Veerjee and Mr. Willis). Ms. Caruso and Mr. Morris were appointed by the Board (but not elected by shareholders) to fill vacancies on the Board that arose since 2004.

At its meeting on September 17, 2015, the Board approved an increase in the number of Trustees on the Board to seven Trustees and nominated Mr. Keller to serve as a Trustee. This would result in less than two-thirds (4 of 7) of the Trustees having been elected by shareholders. In addition, Mr. Willis is expected to retire on December 31, 2016 pursuant to the Trust’s retirement policy.

Accordingly, shareholders are being asked to elect three Trustees: Mr. Morris, Ms. Caruso and Mr. Keller. As noted above, Mr. Keller was recently nominated to serve as a Trustee upon election by the Trust’s shareholders and he has consented to serve upon his election. Ms. Caruso has served as an appointed Trustee since January 2006; Mr. Morris has served as Chairman of the Board of Trustees since January 2007. At the Board’s March 23, 2016 meeting, Ms. Caruso and Mr. Morris were asked to stand for election by shareholders so that all of the members of the Board will have been elected by shareholders. Ms. Caruso and Mr. Morris have consented to continue to serve upon their election by shareholders.

What is the Board structure and what are the qualifications of the Trustees and Nominee?

Five of the six current Trustees are Independent Trustees, meaning they are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Morris is a Management Trustee, meaning he is an “interested person” of the Trust due to his position as Chief Executive Officer (“CEO”) and President of Pacific Life Insurance Company, which is an affiliate of the Trust’s investment adviser, Pacific Life Fund Advisors LLC (the “Adviser” or “PLFA”). Mr. Morris also serves as CEO and President of PLFA.

The Trust’s Governance Committee, which consists solely of Independent Trustees, engaged in an extensive and deliberative process to identify and evaluate potential candidates to serve as a Trustee of the Trust. After carefully reviewing and considering the qualifications, experience and background of potential candidates, which included conducting interviews with certain candidates, the Governance Committee determined at its September 16, 2015 meeting to recommend the nomination of Mr. Keller as a Trustee of the Trust. At the Board’s September 17, 2015 meeting, based upon the Governance Committee’s recommendation and additional discussion, the Board of Trustees voted unanimously to nominate Mr. Keller to serve as a Trustee of the Trust, subject to election by Trust shareholders. A copy of the Trust’s Governance Committee Charter, which includes factors that may be considered by the Governance Committee members when evaluating potential candidates, is set forth in Appendix A.

Term of Office for Trustees

Once duly appointed or elected, Trustees serve for an indefinite term until their retirement, resignation, removal, or death, or until their successor is duly elected. The Trust’s Governance Committee has adopted an Independent Trustee retirement policy that fixes a mandatory retirement date for the Independent Trustees.

Professional Background of Trustees and Nominee

The Governance Committee conducts a “self-assessment” annually to review the effectiveness of the Board and its committees. In conducting its annual self-assessment at its September 17, 2015 meeting, the Governance Committee determined that the current Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. The Board believes that each of the current Trustees and Mr. Keller has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate for service as a Trustee in light of the Trust’s business and structure. Each has a demonstrated record of business and/or professional accomplishment.

The following table shows information about the two Trustees and one Nominee who are standing for election at the Meeting, as well as the other Trustees who are expected to remain on the Board following the Meeting.

Management Trustee

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/07 (Chief Executive Officer 1/07 to 12/09) Standing for Election	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	98
Independent Trustees and Nominee
Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen
Gale K. Caruso Year of birth 1957	Trustee since 1/06 Standing for Election	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.	98

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen
Paul A. Keller Year of birth 1954	Consultant since 11/15 and Nominee Standing for Election	Consultant to Trust (11/15 to present); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (7/11 to 12/15), SUNY College at Old Westbury; Interim Chief Financial Officer (12/14 to 8/15) of The Leon Levy Foundation; Former Partner (6/86 to 6/99) of McGladrey & Pullen LLP; Former Partner (6/99 to 6/10) of PricewaterhouseCoopers LLP.	N/A

Frederick L. Blackmon Year of birth 1952	Trustee since 1/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.	98

Lucie H. Moore Year of birth 1956	Trustee since 10/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (9/14 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	98

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	98

G. Thomas Willis Year of birth 1942	Trustee since 11/03	Trustee (2/04 to present) of Pacific Funds Series Trust; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	98

[1]	The “Fund Complex” comprises the Trust (56 series) and Pacific Funds Series Trust (42 series).

Additional Qualifications of Trustees and Nominee

In addition to the information provided in the table above, certain additional information regarding the Trustees and Nominee is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Blackmon, Independent Trustee, has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well as board experience as a director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso, Independent Trustee (standing for election), has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience.

Ms. Moore, Independent Trustee, has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee, Independent Trustee, has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Willis, Independent Trustee, has financial accounting experience as a Certified Public Accountant and was a former Audit Partner in the investment company practice at PricewaterhouseCoopers LLP.

Mr. Keller, Nominee (standing for election) has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also has prior mutual fund board experience, serving as a trustee of FAM Funds.

Mr. Morris, Management Trustee (standing for election), is Chairman and CEO of Pacific Life and of PLFA. In these positions, Mr. Morris has intimate knowledge of the Pacific Life and PLFA, their products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Contact Information

The contact information for each Trustee and Nominee is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Executive Officers

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”). Trust officers are appointed by the Board of Trustees to oversee the day-to-day activities of each Fund. Information about the officers is set forth in Appendix B.

Leadership Structure and Committees

The Role of the Board. The Board of Trustees oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s investment adviser, Fund sub-advisers, and the Trust’s distributor, administrator, custodian and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Trust Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and CEO of Pacific Life and of PLFA. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the Board has considered that all shareholders of the Trust are insurance or annuity clients of the Pacific Life and that the Chairman of the Board, as the Chairman and CEO of Pacific Life, can provide valuable input as to, among other things, the role of the Funds in the Pacific Life’s variable insurance and annuity platforms. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from PLFA and Fund sub-advisers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from PLFA’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from the Pacific Life and its chief risk officer as to the Pacific Life’ enterprise risk management. The Board and its committees also receive periodic reports as to how PLFA conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Fund sub-advisers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer and the Trust’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Committees. As noted above, the standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust, reviewing with the independent registered public accounting firm the accounting and financial controls of the Trust, reviewing with the independent registered public accounting firm the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Willis currently serves as Chairman of the Audit Committee. Mr. Keller is expected to be appointed as Chairman of the Audit Committee upon Mr. Willis’ retirement. The Audit Committee met four times during the year ended December 31, 2015.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to provide a forum for the Independent Trustees to meet and deliberate on certain matters, which may be presented to the Board for its review and/or consideration for approval at Board meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the year ended December 31, 2015.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Committee to make an informed judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Committee Chairperson at the Trust’s offices: Pacific Select Fund Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met three times during the year ended December 31, 2015.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by PLFA or a Fund sub-adviser on behalf of the Board, as specified in the Trust’s valuation procedures adopted by the Board. The Trustee Valuation Committee met two times during the year ended December 31, 2015.

Beneficial Interest of Trustees and Nominee in Trust

None of the Trustees or the Nominee directly owns shares of the Trust. The following table shows the dollar range of each Trustee or Nominee’s interest (indirect beneficial interest through ownership of a variable contract) as of March 31, 2016.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Funds of the Trust	Aggregate Dollar Range of Equity Securities in the Pacific Life Fund Complex
Frederick L. Blackmon	None	Over $100,000
Gale K. Caruso

Diversified Bond: $10,001 to $50,000

Emerging Markets: $10,001 to $50,000

Dividend Growth: $10,001to$50,000

Long/Short Large-Cap: $10,001 to $50,000

Main Street Core: $10,001 to $50,000

Health Sciences: $10,001 to $50,000

Over $100,000
Paul A. Keller	None	None
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee	None	Over $100,000
G. Thomas Willis	Portfolio Optimization Growth: Over $100,000	Over $100,000
James T. Morris	Portfolio Optimization Aggressive-Growth: Over $100,000	Over $100,000

As of March 31, 2016, to the best of the Trust’s knowledge, the Trustees, Nominee and Officers of the Trust as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of Class I of each Fund.

Compensation

The following table shows the compensation paid to the Trust’s Independent Trustees. Compensation paid by the Trust and Pacific Funds Series Trust (“Pacific Funds”) is for the fiscal years ended December 31, 2015 and March 31, 2016, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[1]
Frederick L. Blackmon	$197,500	N/A	$268,500
Gale K. Caruso	$138,500	N/A	$218,500
Lucie H. Moore	$226,000	N/A	$309,000
Nooruddin (Rudy) S. Veerjee	$176,000	N/A	$266,000
G. Thomas Willis	$248,500	N/A	$333,500

	$986,500	N/A	$1,395,500

[1]	The “Fund Complex” comprises the Trust (56 series) and Pacific Funds (42 series). The Trust pays each Independent Trustee a retainer of $145,000 per year, plus $7,000 per Board meeting attended and $3,500 per committee meeting attended. In addition, the Chairperson of the Trust’s Policy Committee, Audit Committee and Governance Committee each receives an additional retainer of $57,500, $30,000 and $7,500 per year, respectively.

Although Mr. Keller does not currently serve as an Independent Trustee, effective November 1, 2015, the Trust and Pacific Funds have retained the services of Mr. Keller as a consultant. Mr. Keller is paid a meeting fee for each Trust and Pacific Funds meeting attended, respectfully: Board meetings: $7,000/$3,000; and Audit, Policy and Governance Committee meetings: $3,500/$1,500. In addition, effective January 1, 2016, Mr. Keller receives a quarterly retainer payment of $36,250 and $12,500 for services to the Trust and Pacific Funds, respectively.

What is the required vote?

This is a Trust-wide vote, meaning that shareholders of all Funds are voting collectively on this proposal. To be elected, provided a quorum is present, each individual standing for election must receive a plurality of the votes cast at the Meeting, meaning the three individuals who receive the most votes will be elected. If as expected, no one else stands for election at the Meeting and a quorum is present, Mr. Morris, Ms. Caruso and Mr. Keller will be elected at the Meeting.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR each Trustee and Nominee who is standing for election under this Proposal 1.

PROPOSAL 2

TO APPROVE THE REORGANIZATION OF THE TRUST FROM A

MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

Shareholders of which Funds are voting on this proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to approve the reorganization (“Reorganization”) of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust (the “Delaware Trust”), pursuant to an Agreement and Plan of Reorganization for a Change of Domicile (“Plan”) substantially in the form attached as Appendix C.

By voting FOR the Reorganization, you will be agreeing to become a shareholder of the Delaware Trust. Under the Plan, the Funds will be reorganized into corresponding series of the Delaware Trust. The names of the Funds and Trust will not change. Except as covered by separate proposals in this proxy statement, none of the investment goals, strategies and policies of a Fund would change upon the Reorganization. Shareholder account values immediately after the Reorganization will be the same as immediately before the Reorganization. The Reorganization is expected to occur on or around June 30, 2016 (“Closing Date”), although this date may be adjusted if deemed appropriate in accordance with the terms of the Plan.

What is the reason for the proposal?

The Trust was organized in 1987 as a Massachusetts business trust (“MBT”), a popular form of organization at the time. More recently, Delaware statutory trusts (“DSTs”) have grown in use and are currently a very common form for newly organized mutual funds. The increasing use of the DST structure for mutual funds is generally thought to be the result of certain advantages offered by Delaware law to funds. The Board has determined that it is in the best interests of Trust shareholders to change the Trust’s organizational structure from a MBT to a DST in light of those advantages. In particular, the Board considered the following factors:

•	Operational Streamlining: Under Delaware law, mutual funds can take advantage of certain provisions reducing administrative burdens and costs. For example, a DST is permitted to file a one page Certificate of Trust with Delaware that rarely needs to be amended, while a MBT is required to file its entire Declaration of Trust and any amendments with Massachusetts.

•	Potential to Reduce Shareholder Liability: Under Delaware law, there is greater certainty about limiting the liability of shareholders for obligations of a DST or its trustees. This can be of particular interest to shareholders of funds, who do not expect that they will be held personally liable for the obligations of the funds beyond the value of their investments in the funds. The Delaware Statutory Trust Act entitles DST shareholders to the same limitation of personal liability extended to stockholders of for-profit Delaware corporations (generally limited to the full subscription price of the stock). In contrast, Massachusetts law does not expressly address this issue. It should be noted, however, that this risk to MBT shareholders is generally understood to be remote, particularly where, as with the Trust’s current Declaration of Trust, there is a provision expressly disclaiming personal liability for shareholders.

•	Potential to Reduce Trustee and Officer Liability for Good Faith Actions: Delaware law expressly provides protections to Trustees and officers when acting in good faith. Delaware law expressly permits a DST trust instrument to limit or eliminate any liabilities for breach of fiduciary duties and other duties of a trustee or officer acting in the capacity of trustee/officer absent a bad faith violation of an implied covenant of good faith and fair dealing. It should be noted that the Trust’s current Declaration of Trust contains provisions that similarly seek to limit Trustee and officer liability when acting in good faith, something that is permitted by Massachusetts law if not expressly dealt with by statute, but it is uncertain whether those liability limiting provisions would be enforced by a Massachusetts court. Because Delaware law provides these protections by statute, there is generally understood to be greater certainty that they would be enforced by a Delaware court.

•	Greater Separation of Liabilities Among Series: Under Delaware law, liabilities of a particular series (such as any one of the Funds) are enforceable solely against the assets of that series and not against the assets of the trust in general or any of its other series. In contrast, Massachusetts law does not explicitly provide for the separation of assets and liabilities between one series and other series of a trust. It should be noted that the Trust’s Declaration of Trust takes the position that the liabilities of a particular series are separate from those of all other series, something that is permitted by Massachusetts law if not expressly dealt with by statute, and therefore while a possible issue, this risk to MBT shareholders also is generally understood to be remote. Because Delaware law provides these protections by statute, there is generally understood to be greater certainty that they would be enforced by a Delaware court.

•	Increased Flexibility to Reorganize Existing Funds and Manage Associated Costs: Under Delaware law, DSTs have significant flexibility in structuring shareholder voting rights and shareholder meetings, including matters potentially necessitating timely and costly proxy solicitations to obtain shareholder approvals. A DST is permitted to provide in its governing documents that certain fund transactions like mergers and reorganizations may go forward with board approval, without the added procedural step of conducting a proxy solicitation to obtain shareholder approval (shareholder approval may nonetheless be required in certain circumstances under the 1940 Act or be sought by the board in its discretion). Although Massachusetts law also allows similar types of transactions to go forward with board approval but without shareholder approval, the Trust’s current Declaration of Trust requires shareholder approval for consolidations and mergers of existing Funds. The Delaware Trust’s Declaration of Trust would expressly seek to authorize the Board (but not require the Board) to act without shareholder approval to the fullest extent permitted by the 1940 Act and Delaware law.

•	Greater Certainty about Litigation Risk: Delaware has a more comprehensive body of law relating to mutual funds established as trusts, including a significantly more detailed statute than Massachusetts. In addition, Delaware courts generally have more experience dealing with matters that are likely to affect mutual funds organized as DSTs than Massachusetts courts with regard to MBTs. Massachusetts law applicable to mutual funds is less well developed and subject to significant interpretation (in other words, unpredictable), often by analogy to corporation law or outcomes in other jurisdictions. Accordingly, Delaware law provides greater predictability and therefore lower expected litigation costs to a mutual fund organized as a DST than a mutual fund organized as a MBT, although the benefits are impossible to quantify. This may have the effect of reducing the likelihood that the Trust or its officers or Trustees would have to expend significant time and resources defending against frivolous lawsuits.

•	Opportunity to Modernize Governing Instrument: As noted above, the Trust was organized more than 25 years ago and, as a result, its governing instrument is outdated. The Reorganization will also have the benefit of eliminating antiquated and obsolete provisions, and adding more modern provisions that could benefit Trust shareholders by increasing flexibility of operations and governance and reducing expenses and potential litigation risk. One example is the added flexibility for approving reorganizations discussed above.

A copy of the Delaware Trust’s Declaration of Trust, in substantially final form, is attached as Appendix D.

How would the Reorganization be accomplished?

By approving the proposal, you will be authorizing the Reorganization of the Trust’s structure from an MBT to a DST on the Closing Date, in accordance with the terms of the Plan. The following discussion about the Plan is only a summary. It is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix C.

Summary of the Plan

The Plan provides that, subject to the approval of the Board of Trustees and Trust shareholders and the satisfaction of certain other conditions, the Reorganization of the Trust will be accomplished by:

•	The transfer by each Fund of all of its assets and liabilities to its corresponding series of the Delaware Trust (each an “Acquiring Fund”) and the assumption by each Acquiring Fund of all the liabilities of its respective Fund, in exchange for shares of the Acquiring Fund having a value equal to the value of the Fund shares as of the valuation time (which will be immediately after the close of business on the Closing Date);

•	The distribution by each Fund of its shares of its corresponding Acquiring Fund to Fund shareholders, and the simultaneous redemption and cancellation on the books of the Fund of all issued and outstanding shares of the Fund. This means shareholders of each current Fund (formed under Massachusetts law) would become a shareholder of a corresponding Acquiring Fund (formed under Delaware law) with the same assets, liabilities and share value as the current Fund and shareholder interests in the Massachusetts formed Fund would be cancelled; and

•	The Massachusetts Trust would then be terminated.

The Plan may be terminated and the Reorganization abandoned by the Board at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Trust, if, among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan; (ii) it reasonably appears that a party cannot meet a condition of the Plan; or (iii) circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Plan provides that either party may waive compliance with any of the covenants or conditions made therein, or amend the Plan for the benefit of either party, provided that such waiver or amendment does not materially adversely affect the benefits intended by the Plan and is consistent with the best interests of shareholders.

Related Shareholder Approvals Required under the 1940 Act

Under the 1940 Act, certain matters must be approved by shareholders of a new fund and technically each Acquiring Fund is a new fund. To accomplish these approvals, the Plan provides that PLFA or an affiliate, as sole initial shareholder of each Acquiring Fund, will approve each of the following matters prior to the closing of the Reorganization. In essence, by approving the proposal, shareholders of each Fund will be authorizing the approval of these matters.

•	Election of a Board of Trustees of the Delaware Trust, which would be identical to the Board of the Trust, except as may be modified by Proposal 1;

•	Approval of the investment advisory agreement (and any applicable sub-advisory agreement(s)) with respect to each Acquiring Fund, all of which would be identical to the agreements currently in place with respect to each of the Funds, except for the identity of the Trust, dates and applicable law;

•	Approval of the distribution and service plans and distribution-related agreements with respect to each applicable Acquiring Fund and its classes, all of which will be identical to the agreements and plans currently in place with respect to each of the Funds, except for the identity of the Trust, dates and applicable law;

•	Approval of all other outstanding contracts involving the Trust for which shareholder approval is necessary or advisable, if any;

•	Approval of the operation of the Trust and each of its Funds in the “manager of managers” structure as described in Proposal 4, both in accordance with the current structure and subject to any changes implemented if Proposal 4 is approved; and

•	Approval of the Delaware Trust’s independent registered public accounting firm, which will be the same as the Trust’s current independent registered public accounting firm.

The main operating agreements of the Delaware Trust and Acquiring Funds would be identical to those of the Trust, except for the identity of the Trust, dates and applicable law. Therefore, each Fund will continue to have the same Adviser (and sub-adviser(s), if applicable), and service providers as provided by the existing agreements.

What effect will the Reorganization have on shareholders?

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding Acquiring Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization. As a result of the Reorganization, shareholders of the Funds will become shareholders of the corresponding Acquiring Funds. Each Fund shareholder will own the same class in the corresponding Acquiring Fund as they owned in the Fund immediately prior to the Reorganization.

The Reorganization will not result in any change in the name, principal investment strategies, investment adviser (and sub-adviser, if applicable), portfolio managers or service providers of any of the Funds. Each Acquiring Fund will have the same investment goal and fundamental investment policies as its corresponding Fund, except as may be modified by other proposals in this proxy statement. Each Acquiring Fund will offer the same shareholder services as its corresponding Fund. The fees and expenses of the Funds will also be the same.

Please see Appendix E for a comparison between Massachusetts and Delaware law. Please see Appendix F for a comparison between certain provisions of the governing instruments for the Trust and Delaware Trust. Please note that the Appendices contain only summaries of certain characteristics of the Trusts, their relevant governance documents and applicable state law. Therefore, the Appendices are not complete descriptions of the documents and laws cited. Shareholders should refer to the provisions of those documents and the applicable law for more details.

As the successors to the Trust’s operations, the Delaware Trust will adopt and succeed to the registration statements of the Trust under the federal securities laws and amend the registration statements as necessary to reflect the effect of the Reorganization.

Tax Consequences

As a condition to the Trust’s obligation to consummate the Reorganization, legal counsel to the Trust will issue an opinion to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for Contract Owners whose contract values are determined by investment in shares of the applicable Acquired Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy Statement, and on other written representations from the Trust.

The foregoing is a general discussion and relates only to federal income tax consequences. Shareholders should consult their tax advisers regarding the effect of the Reorganization that may result from their individual circumstances, as well as to the foreign, state, local and other tax consequences of the Reorganization.

Has the Board approved the Reorganization?

At its meeting on March 23, 2016, the Board approved the Plan and determined that the Plan should be submitted to shareholders of each Fund. If shareholders of each Fund approve this proposal, the Trust officers will implement the Reorganization transactions in accordance with the Plan on behalf of each Fund.

What were the Board Considerations?

At a meeting of the Board of Trustees on March 23, 2016, the Board unanimously determined that the Reorganization is in the best interests of Fund shareholders, approved the submission of the Plan to shareholders for their approval and recommended approval of the Plan and the Reorganization. The Board has determined, with respect to each Fund, that participation in the Reorganization is in the best interests of each Fund and its shareholders, and that shareholders’ interests will not be diluted by the Reorganization.

In determining whether it was appropriate to recommend approval of the Plan by shareholders, the Board requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Board recommends that shareholders approve the Plan on the basis of the following considerations, among others:

•	The interests of shareholders of the Funds will not be diluted as a result of the Reorganization. Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding Acquiring Fund. Account registration and account options will remain the same.

•	As a DST, the Trust would benefit from certain advantages and operational efficiencies offered by the DST structure, as discussed above, and there was little to no detriment to shareholders or the Trust in reorganizing as a DST. The Board considered, among other things, that there were benefits to shareholders from reducing potential liability for obligations of a DST or its trustees and benefits to the Trustees and officers of the Trust in reducing their potential liability when acting in good faith. In addition, they considered that Delaware has a well-established body of legal precedent that tends to reduce legal uncertainty on matters of mutual fund governance, which can have the effect of reducing litigation risk, and that Delaware law affords the potential to reduce certain administrative burdens and costs.

•	The investment goals, policies and restrictions of each Acquiring Fund will be identical to those of the corresponding Fund immediately prior to the Reorganization, except as may be modified by other proposals in this Proxy Statement. The Acquiring Funds will be managed in accordance with the same investment strategies and techniques utilized in the management of each Fund, and by the same investment personnel who managed each Fund, immediately prior to the proposed Reorganization. No material change would be made to the manner in which a Fund invests or operates without prior Board approval and, if necessary, an appropriate amendment or supplement to the Fund’s prospectus and/or SAI. There will be no change in the level of services provided to each Acquiring Fund and its shareholders as a result of the Reorganization.

•	Each Acquiring Fund will be subject to investment advisory fees, sales charges, and operating expenses that are expected to be identical to those of the corresponding Fund.

•	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract holders whose contract values are determined by investment in shares of an Acquired Fund.

•	The Reorganization will involve only minimal costs that will be borne by the Funds, such as related legal services and the fee for filing the certificate of trust in Delaware assuming the Reorganization is completed as proposed.

In reaching its decision to recommend approval of the Plan, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board determined that the Reorganization is in the best interests of Fund shareholders, approved the submission of the Plan to shareholders for their approval and recommended approval of the Plan by Fund shareholders.

What is the required vote?

Funds will vote separately on this proposal.

Approval of this proposal for each Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The proposal must be approved by shareholders of each Fund voting separately. Approval by shareholders of all of the Funds will be required to implement the Reorganization. In the event that the shareholders of one or more Funds do not approve the Plan, the Reorganization will not occur and the Funds will continue to operate as a series of a MBT under the current Declaration of Trust, and the Board will determine what further action, if any, to take.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal 2.

PROPOSAL 3

TO APPROVE UPDATED FUNDAMENTAL INVESTMENT POLICIES FOR THE TRUST

Shareholders of which Funds are voting on this proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to approve updated fundamental investment policies for the Funds. This proposal is separated into eight sub-proposals – Proposals 3(a) through 3(h) – one for each of the eight fundamental investment policies that shareholders are being asked to approve.

What is the reason for the proposal?

These proposals are not seeking to change the way any of the Funds are currently being managed. Instead, the Trust is seeking to modernize and simplify the language in the fundamental policies, many of which were adopted many years ago, to provide consistent language among the Funds with regard to the same policies. The proposed policies are written more plainly, avoiding legalese wherever possible, so that the policies can be more easily understood by shareholders. In addition, as described in more detail below, the Trust is seeking to broaden the language of certain policies in accordance with current law. Broadening the policies will provide the Funds with greater flexibility, in the future, to make changes to certain investment activities, if first approved by the Board of Trustees, and to respond to regulatory and market developments without the delay and expense of first holding a shareholder meeting to obtain approval for a revision to a policy to respond to such developments. No such changes are currently being contemplated.

The 1940 Act requires every mutual fund to disclose its investment policies with respect to the following activities: (i) borrowing money; (ii) issuing senior securities; (iii) underwriting securities of other issuers; (iv) purchasing real estate; (v) purchasing commodities; (vi) making loans; and (vii) concentrating investments in a particular industry or group of industries. Under the 1940 Act, these investment policies are deemed to be “fundamental,” which means shareholder approval is required for changes to the policies. The 1940 Act also requires every mutual fund to disclose as a fundamental policy whether it will operate as a “diversified” or “non-diversified” fund, terms which are defined in the 1940 Act. Proposals 3(a) – 3(h) seek approval to update the Trust’s policies with regard to each of the above items.

Appendix G contains a table comparing the language of the existing fundamental investment policies with the language of the proposed new policies. Each policy is discussed separately below under the applicable sub-proposal.

Would the proposal result in any changes to how the Funds are managed?

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed changes are intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Would the requested changes apply to all Funds?

Shareholders of each Fund will vote separately on each sub-proposal. The updated policies will be implemented for all Funds for which they are approved in conjunction with the Trust’s next annual update to its prospectus and SAI, which is expected to be on or around May 1, 2016. It is possible that all of the proposed fundamental investment policies will not be approved by all of the Funds. If shareholders of a Fund do not approve a sub-proposal with respect to a particular fundamental investment policy, the existing fundamental investment policy will continue to apply to that Fund unchanged.

What is the required vote?

Funds will vote separately on each sub-proposal. Approval of each sub-proposal for a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR each of Proposals 3(a) – 3(h).

PROPOSAL 3(a) - BORROWING MONEY

What is the proposed fundamental investment policy?

A Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a fund to borrow under two scenarios. First, a fund is permitted to borrow from banks provided it maintains something called “asset coverage of at least 300%” for all borrowings, which is a more complicated way of saying a mutual fund can borrow from banks but has a borrowing limit equal to 1/3 of its total assets after the borrowing (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a fund is permitted to borrow from banks or other lenders in an amount up to an additional 5% of its total assets for temporary purposes. This second provision can be a valuable tool that Funds can use in stressed market conditions to satisfy temporary liquidity needs.

The existing fundamental investment policy for most of the Funds permits borrowing only under the first scenario, the 1/3 of total assets scenario, and thus does not permit each Fund to borrow up to 5% of its total assets for temporary purposes, which can be an important tool for managing liquidity to meet redemptions under stressed market conditions. The existing policy is therefore more restrictive than required under the 1940 Act and does not afford the Funds with the ability to use this potentially valuable tool to manage liquidity needs. In addition, the existing fundamental investment policy uses outdated and unnecessary legalese (for example, rather than simply using the term “borrow” it uses the phrase “borrow money or pledge, mortgage or hypothecate its assets”), includes technical statutory language from the 1940 Act (for example, it describes “asset coverage of 300%”) rather than simply requiring compliance with the 1940 Act, and combines the policy on borrowing with the policy against issuing senior securities. Accordingly, it is more complicated than it needs to be and does not allow the Funds to have access to a valuable tool, permitted by the 1940 Act, that could be used under stressed market conditions to meet liquidity needs.

The proposed policy would permit a Fund to borrow to the full extent permitted by the 1940 Act. The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposal is intended to create a uniform borrowing policy for all Funds, although there is no guarantee it will be approved by shareholders of all Funds.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

PROPOSAL 3(b) - ISSUING SENIOR SECURITIES

What is the proposed fundamental investment policy?

A Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act generally prohibits mutual funds from issuing something called “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in Proposal 3(a), are exceptions to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as the fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the U.S. Securities and Exchange Commission (“SEC”), funds may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement.

The existing fundamental investment policy contains unnecessary legalese by referring to specific types of investments that are permissible under current law in spite of their potential to create senior security concerns. By including a list of permissible instruments, rather than simply requiring conformance with applicable law as it may evolve, the policy is unnecessarily complex and inflexible. In addition, the existing policy combines the policy against issuing senior securities with the borrowing policy. Accordingly, it is more complicated than it needs to be.

The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposal is intended to create a uniform senior security policy for all Funds.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(c) - UNDERWRITING SECURITIES OF OTHER ISSUERS

What is the proposed fundamental investment policy?

A Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

Under the 1940 Act and other federal securities laws, a fund is considered an underwriter if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public.

A Fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. The existing fundamental investment policy permits a Fund to sell securities in this circumstance and the proposed fundamental investment policy would not change this.

The proposed policy is materially the same as the existing policy, although it affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposed policy conforms to the style of the other proposed policies and would create greater uniformity.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(d) - PURCHASING OR SELLING REAL ESTATE

What is the proposed fundamental investment policy?

A Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act does not directly regulate the purchase or sale of real estate by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in real estate.

The existing fundamental investment policy is unnecessarily restrictive, prohibiting investments in real estate other than real estate related investments expressly listed in the fundamental policy. The proposed policy permits a Fund to make real estate related investments to the extent permitted by applicable law.

The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposed policy conforms to the style of the other proposed policies and would create greater uniformity.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(e) - PURCHASING OR SELLING COMMODITIES

What is the proposed fundamental investment policy?

A Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act does not directly regulate the purchase or sale of commodities by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in commodities.

The existing policy is unnecessarily restrictive, prohibiting investments in commodities or commodities contracts other than commodity-related futures, options on futures, and forward contracts. The proposed policy permits a Fund to make commodity-related investments to the extent permitted by applicable law.

The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. The proposed policy conforms to the style of the other proposed policies and would create greater uniformity. In addition, the proposal makes clear that the policy is a fundamental policy.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(f) - MAKING LOANS

What is the proposed fundamental investment policy?

A Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

What is the reason for the proposal?

This proposal would simplify, clarify and standardize the policy for the Funds, and provide greater flexibility to respond to future regulatory and market developments, all as discussed above.

The 1940 Act does not directly regulate the ability of a mutual fund to make loans beyond requiring the fund to adopt and disclose a fundamental policy relating to making loans to other persons. Current SEC guidance limits loans of a fund’s securities to 1/3 of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Across the Funds, there are two versions of the existing fundamental policy on making loans. For all but three of the Funds (Core Income Portfolio, Floating Rate Loan Portfolio and Floating Rate Income Portfolio), the policy is unnecessarily complicated and restrictive, prohibiting a Fund from lending except through the specific types of transactions specifically enumerated in the policy. Core Income Portfolio, Floating Rate Loan Portfolio and Floating Rate Income Portfolio have a more modern version of the policy without the unnecessary detail, but certain changes are proposed with respect to the policy for these Funds as well to create consistent language for all of the Funds.

The proposed policy is simpler and clearer than the existing policies, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments.

Under the proposed policy, a Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund’s then current prospectus and SAI.

There is no current intention to change the manner in which any of the Funds are managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford a Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which a Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(g) – DIVERSIFICATION

What is the proposed fundamental investment policy?

With the exception of the Funds designated as a “non-diversified company,” each Fund shall be a “diversified company” as those term terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction.

What is the reason for the proposal?

The proposal would simplify the existing fundamental policy on diversification while continuing to comply with applicable law.

The 1940 Act requires every mutual fund to state as a fundamental policy whether it is a “diversified company” or “non-diversified company” within the meaning of the 1940 Act.

A “diversified company” is defined under the 1940 Act to mean a mutual fund that meets the following definition: a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer. A non-diversified fund is a fund that does not meet the definition of a diversified company.

The existing fundamental investment policy embeds the lengthy and technical diversification definition within the policy itself. Therefore, it is more complicated than it needs to be. In addition, if the law were to change and the technical definition of “diversified company” were to change, amendments to the current policy might need to be presented to shareholders for approval. This would result in unnecessary costs that would be borne by shareholders. The proposed policy relies on the definition in the 1940 Act, as it is may be interpreted, modified or applied from time to time. Although not constrained by the diversification test, the non-diversified Funds would also benefit under this proposal by having a simpler statement of policy that is easier for shareholders to understand.

Real Estate Portfolio: The Real Estate Portfolio is a non-diversified company, and therefore is not required by the 1940 Act to adhere to the diversification test. However, the Fund currently has a fundamental policy to apply this test to 50% of its assets, which in effect causes it to operate as a hybrid between a diversified and non-diversified fund. This policy was adopted many years ago at the request of the Fund’s sub-adviser. If the proposal is approved for the Fund, the policy would no longer be fundamental, which would give the Fund and its sub-adviser greater flexibility to alter the policy in the future to adjust to market, competitive or other factors. If the proposal is approved, no material change would be made to how the current policy is applied or the way the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/ or SAI disclosure and notice to shareholders.

PROPOSAL 3(h) - CONCENTRATION

What is the proposed fundamental investment policy?

Except as provided below, a Fund may not invest in a security if, as a result of such investment, more than 25% of its assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies.

The Real Estate Portfolio normally will invest more than 25% of its assets in securities of companies in the real estate industry.

The Health Sciences Portfolio normally will invest more than 25% of its assets in securities of companies in the health sciences industry.

Each Fund (or for a co-managed Fund, the portion of the Fund) that seeks to track the performance of an index will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

What is the reason for the proposal?

Each Fund currently has, and will continue to have, a fundamental investment policy that specifies whether the Fund may concentrate its investments in any one industry. The 1940 Act does not define what constitutes “concentration” in an industry.

Each Fund’s current fundamental investment policy reflects commonly accepted industry practices in determining industry concentration, and the proposed fundamental policy also would be interpreted consistent with this historical approach. The proposed changes are intended to create a uniform description of this policy for all of the Funds that will not concentrate, that concentrate or, as a result of tracking an index, may concentrate. The reason for the proposed changes is to have a less complex statement of each Fund’s concentration policy that is easier to understand.

The proposed fundamental investment policy currently would be interpreted to permit investment without limit in the following: (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) repurchase agreements collateralized by the instruments described in the preceding clause “i”; (iii) other investment companies; and (iv) certain municipal securities. Accordingly, issuers of the foregoing securities would not be considered to be members of any industry. In addition, in accordance with the Funds’ longstanding interpretation, each Fund will continue to take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular industry or group of industries.

The Funds that seek to track the performance of an index are as follows: Equity Index Portfolio, Small-Cap Index Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, and the applicable portion of Small-Cap Equity Portfolio.

The Funds currently do not intend to change the way they define what constitutes an “industry” or “group of industries” although they reserve the right to make changes in the future, in accordance with then applicable legal requirements and market conditions.

PROPOSAL 4

TO APPROVE THE FUNDS’ PARTICIPATION IN A MANAGER OF MANAGERS STRUCTURE THAT:

(i)	PERMITS THE FUNDS’ INVESTMENT ADVISER TO ENTER INTO AND/OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL; AND

(ii)	PERMITS THE FUNDS TO PROVIDE NOTICE OF SUB-ADVISER CHANGES TO CONTRACT OWNERS VIA POSTING RELEVANT INFORMATION ON THE TRUST’S WEBSITE, WITH APPROPRIATE NOTICE OF ITS AVAILABIILITY ON THE WEBSITE.

Shareholders of which Funds are voting on this proposal?

All Funds.

What are shareholders being asked to approve?

Shareholders are being asked to approve a “manager of managers” structure for the Funds that is broader than the Funds’ current manager of managers arrangement in that it would: (1) permit PLFA to enter into or materially amend sub-advisory agreements with advisory firms regardless of their affiliation status with PLFA, whereas the current arrangement is limited to unaffiliated firms; and (2) permit PLFA to utilize a streamlined electronic method for giving Contract Owners notice of sub-adviser changes in lieu of the expensive, current process that requires detailed paper information statements to be mailed to affected Contract Owners. If shareholders approve this proposal, before implementing any of the proposed changes to the current structure, the Trust and PLFA would need to obtain approval from the Securities and Exchange Commission (“SEC”) staff or current law would need to change.

Some of the proposed changes would simply bring the Funds’ manager of manager arrangement in line with standard relief that is currently being granted by the SEC staff (“Standard Modern Relief”). In addition, however, shareholders are being asked to authorize the Funds to seek relief from the SEC staff that further extends the Standard Modern Relief with regard to the types of sub-advisers covered by the relief, the method of providing notice of sub-adviser or sub-advisory contract changes to Contract Owners, and the content of the information included in the “Information Statement” as described below. Additional details are provided below.

What is the Trust’s current manager of managers arrangement?

Mutual funds that operate under a “manager of managers” arrangement are structured differently from many other mutual funds. Under a traditional mutual fund structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The investment adviser is free to retain or terminate those portfolio managers without board or shareholder approval. Under a “manager of managers” structure, however, day-to-day investment decisions are not made by the investment adviser or its employees. Instead, the investment adviser hires other firms that are responsible as sub-advisers for making those day-to-day investment decisions for the funds. The investment adviser selects, supervises, evaluates, and when deemed appropriate, terminates those sub-advisory firms.

Under Section 15(a) of the 1940 Act, an investment adviser generally cannot enter into a mutual fund sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders generally must approve any material amendments to an existing sub-advisory agreement. However, an investment adviser may enter into and/or materially amend a sub-advisory agreement without shareholder approval if the fund and its adviser have obtained a manager of managers exemptive order from the SEC providing relief from those requirements under the 1940 Act. The Trust has such an order (the “Existing Order”).

The Existing Order allows PLFA to enter into sub-advisory contracts with sub-advisers that are not affiliated with PLFA (each, an “Unaffiliated Sub-Adviser) and to materially amend sub-advisory agreements with Unaffiliated Sub-Advisers, all subject to Board oversight and approval but without shareholder approval. Pursuant to the Existing Order, PLFA currently employs various Unaffiliated Sub-Advisers for the sub-advised Funds. The Unaffiliated Sub-Advisers are responsible for the day-to-day management of the assets of the sub-advised Funds. PLFA monitors and supervises the activities of the sub-advisers and may terminate the services of any sub-adviser at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. Also pursuant to the Existing Order, PLFA informs Contract Owners about sub-adviser changes by mailing a detailed, written information statement identifying the new sub-adviser, describing relevant terms of the new sub-advisory contract, disclosing Board factors and conclusions in determining to approve the new contract, and disclosing certain related information (an “Information Statement”).

How does the Existing Order differ from more recent orders granted to other fund complexes?

The Existing Order was obtained over 15 years ago and is consistent with exemptive orders that were being issued at that time. Recently, other mutual fund complexes have received exemptive orders from the SEC staff that permit manager of managers structures covering not only unaffiliated sub-advisers (which is the scope of the Trust’s current relief) but also sub-advisers that are direct or indirect “wholly-owned subsidiaries” (as defined in the 1940 Act) of the investment adviser or another company that directly or indirectly wholly owns the investment adviser (each, a “Wholly-Owned Sub-Adviser”). This newer “Standard Modern Relief” also allows fund complexes to disclose information about the sub-advisory fee paid to certain sub-advisers on an aggregate basis (“Aggregate Fee Information”), rather than the individual sub-advisory fee paid to each sub-adviser, in certain documents filed with the SEC and provided to shareholders, placing those fund complexes in a stronger bargaining position when negotiating fees with potential sub-advisers. The Standard Modern Relief also permits fund complexes to inform shareholders about manager changes using a “notice and access” process (“Notice and Access Process”) that contemplates providing a summary document to shareholders (“Notice”) that notifies them about the change and how they can access an Information Statement on the funds’ website or request that a copy be sent via e-mail or regular mail (“Notice and Access Process”), rather than necessarily requiring Funds to mail the Information Statements to all affected Contract Owners, as the Trust is currently required to do. This gives shareholders of those funds access to potentially important information and reduces costs for the funds.

If the proposal is approved, what changes would be made to the Trust’s manager of managers arrangement?

If the proposal is approved by shareholders, PLFA and the Trust would seek Standard Modern Relief:

•	PLFA and the Trust would be permitted to enter into and materially amend sub-advisory agreements, subject to Board approval but without shareholder approval, with Wholly-Owned Sub-Advisers (as defined below) in addition to unaffiliated sub-advisory firms;

•	the Trust would be permitted to provide Aggregate Fee Information about the sub-advisory fees paid by PLFA to each sub-adviser; and

•	PLFA and the Trust would be permitted to inform shareholders about the hiring of a new sub-adviser pursuant to a Notice and Access Process, rather than mailing detailed Information Statements to affected Contract Owners.

In addition, if the proposal is approved by shareholders, the Trust would seek to implement two other changes to its manager of managers structure, which would provide broader relief than the SEC has granted to date:

•	PLFA and the Trust would seek approval from the SEC staff to enter into and materially amend sub-advisory agreements, subject to Board approval but without shareholder approval, with affiliates of PLFA even if they are not so-called Wholly-Owned Sub-Advisers (in other words, the relief would apply to any other investment advisory firm to be engaged by PLFA, regardless of its affiliation status with PLFA); and

•	PLFA and the Trust would seek approval from the SEC staff to further streamline the Notice and Access Process that is currently permitted by the Standard Modern Relief to allow:

1.	Notice of the availability of an Information Statement on the Trust’s website to be included in another document that is part of an existing mailing (rather than as a standalone notice as is currently required);

2.	The Information Statement to omit information that is contained in other publicly available documents (such as shareholder reports, prospectus, SAIs, and Forms ADV); and

3.	The Information Statement to omit all sub-advisory fee information and comparative sub-advisory fee information (since shareholders are only affected by changes in the advisory fee, not the sub-advisory fee).

If the proposal is approved, when and how would the changes be implemented?

If shareholders approve this proposal, PLFA and the Trust would still need to request and receive further exemptive relief from the SEC (a “New Order”), or current law would need to change, before any of the proposed changes could be implemented. If shareholders approve this proposal, PLFA and the Trust intend to seek a New Order from the SEC to permit the Standard Modern Relief and the expanded manager of managers structure and relief described above.

By approving this proposal, you will be authorizing your Fund to operate under the Standard Modern Relief and the expanded manager of managers structure and relief described above, subject to applicable law and the scope of any relief granted by the SEC in a New Order. It is possible that the SEC will issue a New Order that grants relief permitting some but not all aspects of the expanded structure described above. By approving the proposal, you will be authorizing your Fund to operate in accordance with that relief. If a Fund’s shareholders do not approve this proposal and a New Order is issued, it is expected that such Fund would continue to be able to rely on the Existing Order or on the portion of the relief provided by the New Order that is consistent with the relief currently provided by the Existing Order.

What is the reason for the proposal?

PLFA and the Board believe that it is in the best interests of the Funds and their shareholders to take advantage of the increased flexibility that the SEC is affording in connection with more recent manager-of-manager orders, which would permit the Funds to operate more efficiently and cost-effectively while still maintaining important safeguards to protect against conflicts of interest. Currently, the Trust would be required to call and hold a shareholder meeting of an affected Fund if it were to seek to appoint a new Wholly-Owned Sub-Adviser, or materially amend a sub-advisory agreement with an existing Wholly-Owned Sub-Adviser. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials, solicit proxy votes from the Fund’s shareholders, tabulate the votes, and make related filings with the SEC. This process is time-consuming and costly, and such costs may be borne by the applicable Fund, thereby reducing shareholders’ net investment returns. Although PLFA expects its relationships with the sub-advisers to the Funds to be long-term and stable over time, approval of this proposal (coupled with the necessary exemptive relief from the SEC or change in law) would permit PLFA to act quickly in situations where PLFA and the Board believe that changes in sub-advisers or changes to provisions within certain sub-advisory agreements, are warranted. In addition, PLFA has represented to the Board that this expanded manager of managers arrangement, as proposed, would benefit shareholders of the Funds by improving PLFA’s ability to negotiate the fees paid to sub-advisers (since those fees would not be publicly disclosed) and facilitate the provision of relevant information about a new sub-adviser in a cost-effective manner, thereby saving the Trust money while ensuring that Contract Owners receive important information about the Funds.

How would shareholders learn about changes to the current arrangement if the proposal is approved?

As with the Existing Order, the Funds’ ability to rely on any New Order would be contingent on compliance with conditions that would be set forth in the New Order. These conditions likely would require the Funds to provide appropriate advance notice of their intention to rely on the relief; and the Funds would provide appropriate advance notice of any changes to the current manager of managers arrangement prior to implementing those changes.

Would the proposal impact the advisory contract between the Funds and PLFA?

The relief provided by the Existing Order, as well as any relief expected to be provided under a New Order, does not apply to approvals relating to the investment advisory contract between the Funds and PLFA. Shareholders would still be required to approve any material changes to the investment advisory agreement between PLFA and the Trust, or any proposed fee increases payable by a Fund under the investment advisory agreement with PLFA.

How could future changes to the law impact the current or proposed manager of managers arrangements?

By approving this proposal, shareholders are authorizing the operation of the Funds in a manager of managers structure as described above in this proxy statment under any terms or conditions necessary to satisfy the conditions of any law, rule, regulation or exemptive relief described in this proxy statement provided by the SEC, now or in the future.

What is the required vote?

Funds will vote separately on this proposal. Approval of this proposal for a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal 4.

PROPOSAL 5

TO APPROVE MAKING INVESTMENT GOALS “NON-FUNDAMENTAL”

Shareholders of which Funds are voting on this proposal?

High Yield Bond Portfolio	Inflation Managed Portfolio	Managed Bond Portfolio
Short Duration Bond Portfolio	Comstock Portfolio	Dividend Growth Portfolio
Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio
Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street® Core Portfolio
Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Small-Cap Equity Portfolio
Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
Emerging Markets Portfolio	International Large-Cap Portfolio	International Value Portfolio
Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio

What are shareholders being asked to approve?

Shareholders of each Fund listed above are being asked to approve changing the investment goal of the Fund from a “fundamental” policy to a “non-fundamental” policy.

What is the reason for the proposal?

The 1940 Act requires mutual funds to state their policies regarding certain specified activities as “fundamental” policies. For example, the activities covered by Proposal 4 must be stated as fundamental policies. Fundamental policies are policies that cannot be changed without shareholder approval, which means funds wishing to change fundamental policies must, in addition to obtaining board approval, also incur the cost of obtaining shareholder approval of the changes. With regard to many other items, including investment objectives (goals), funds are permitted to adopt fundamental policies or to designate the items as non-fundamental. Classifying objectives (goals) as non-fundamental enables funds to change them from time to time with board approval and notice to shareholders, but without needing to endure the cost and delay of obtaining shareholder approval of such changes.

Each of the Funds listed above has adopted a fundamental investment goal. At the time the above Funds were launched, it was common to adopt fundamental investment objectives (goals). More recently, it has become common practice to designate investment objectives (goals) as non-fundamental. In fact, the other 32 funds within the Trust, which were established after those noted above, characterize their investment goals as non-fundamental.

Changing the investment goals for the funds listed above to “non-fundamental” will increase flexibility to respond to changing circumstances in a timelier manner than currently possible and reduce fund expenses because changes can be made upon board approval without the cost of also soliciting proxies to obtain shareholder approval. For the Funds that operate pursuant to a manager of managers order, as discussed in Proposal 4 and under the “Investment Adviser” heading in the General Information section of this Proxy Statement, this flexibility is especially important because when a sub-adviser for a Fund is replaced, the new sub-adviser may recommend revisions to the investment goal to more closely reflect its investment approach.

Is there a current intention to change any Fund’s investment goal if the proposal is approved?

Except for the Dividend Growth Portfolio, there is no current intention to seek to change the investment goal for any of the Funds even if this proposal is approved for all Funds.

What changes will be made to the Dividend Growth Portfolio’s investment if this proposal is approved?

If this proposal is approved by shareholders of the Dividend Growth Portfolio, the language of the investment goal will be revised as follows:

Current Investment Goal:	This Fund seeks long-term growth of capital.
New Investment Goal:	This Fund seeks dividend income and long-term capital appreciation.

The change to the Dividend Growth Portfolio’s investment goal is intended to help investors gain an understanding of the Fund’s investment strategy simply from reading its goal. This is a clarifying change that seeks to provide more descriptive disclosure to shareholders. No change to the Fund’s investment program is currently anticipated. If Proposal 5 is approved by shareholders of the Diversified Growth Portfolio, the new language will be disclosed in the Fund’s prospectus beginning on or about May 1, 2016. Based upon the recommendation of PLFA and information presented to the Board, the Board has approved the new investment goal, subject to approval by the Fund’s shareholders, to change the investment goal from “fundamental” to “non-fundamental.”

What is the required vote?

Funds will vote separately on this proposal. Approval of this proposal for a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote FOR this Proposal 5.

OTHER BUSINESS

The Board of Trustees does not know of any other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying proxy.

GENERAL INFORMATION

How are proxies being solicited?

The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, Internet or in person. AST Fund Solutions has been retained to assist with voting instruction activities (including assembly and mailing of materials to Contract Owners and tallying the votes).

Who is bearing the costs associated with the Meeting?

Costs and expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Funds. Each Fund will bear an allocated portion of the Trust’s common costs and expenses based on its relative asset levels and amounts attributable to a particular Fund will be borne by that Fund. AST Fund Solutions is expected to be paid approximately $768,000 by the Funds for printing and mailing proxy materials and tabulating votes. Additional costs include, but are not limited to, legal fees and, if necessary, proxy solicitation fees.

Who has a right to vote at the Meeting?

Certain proposals apply only to certain Funds, as described above and reflected on the proxy cards.

Holders of shares of each Fund are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held, on the proposals applicable to that Fund, Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”) are the sole shareholders of the Funds entitled to vote. However, those voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by PLIC and PL&A at the Meeting. Contract Owners may vote by mail, telephone, Internet or in person at the Meeting. Voting instructions must be received by 6:00 a.m. Eastern Time on the Meeting Date or properly submitted in person at the Meeting. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

Contract Owners may also vote by attending the Meeting. To attend the Meeting in person, you will be required to provide proof of ownership of an interest in the Fund(s) and a valid form of identification, such as a driver’s license, passport or other government-issued ID.

PLIC and PL&A will vote shares of the Funds held by each of their respective separate accounts in accordance with the proxy voting instructions received from their Contract Owners, but in the absence of voting directions in any properly executed voting instruction proxy card that is signed and timely returned, they will vote FOR each proposal. PLIC and PL&A will vote shares of each Fund held in each of its separate accounts for which it has not received timely instructions and/or for which a proxy card is not properly executed, in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, PLIC and/or PL&A will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

Contract Owners may revoke a previously submitted voting instruction proxy card at any time prior to its use by filing with PLIC or PL&A, as applicable, a written revocation or duly executed voting instruction proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given.

As of the close of business on the Record Date, there were [            ] outstanding shares of the Trust. Appendix H provides a list of outstanding shares of each Fund. Since Pacific Life is the owner of record of all of the outstanding shares of the Trust, it is anticipated that a quorum will be present at the Meeting.

PLIC is a Nebraska corporation; PL&A is an Arizona corporation. Their principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

What constitutes a quorum and the required vote for each proposal?

Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Unless otherwise required by law, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Quorum

A quorum must be present at the Meeting for action to be taken on the Proposals. Except as otherwise provided by law, the holders of 30% of the outstanding shares of each Fund or class, as applicable, present in person or by proxy shall constitute a quorum for the transaction of any business at any meeting of shareholders. If a quorum is not present for the purpose of any vote that may properly come before the Meeting, the shareholders present in person or by proxy and entitled to vote at the Meeting on such matter may by affirmative vote of a majority of the shares present entitled to vote on such matter adjourn the Meeting from time to time to be held at the same place without further notice than by announcement to be given at the Meeting until a quorum entitled to vote on such matter is present, whereupon any such matter may be voted upon at the Meeting as though held when originally convened.

Required Vote

Subject to any applicable requirement of law, the Trust’s Declaration of Trust, or the Trust’s By-laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon. Shareholders of the Trust will vote collectively on Proposal 1, and shareholders of each applicable Fund will vote separately on each of Proposals 2-5. For Proposal 1, to be elected, each individual standing for election must receive a plurality of the votes cast at the Meeting, provided a quorum is present. Each of Proposals 2-5, including each sub-proposal within Proposal 3, requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each applicable Fund for the Proposal (or sub-proposal) to pass for that Fund. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Trust or Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Trust or Fund, as applicable, that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Trust or Fund, as applicable, whichever is less. None of the Proposals is contingent on approval of any of the other Proposals. Proposal 2 will not be implemented for the Trust unless approved by all of the Funds. Proposals 3, 4 and 5 will be implemented for each Fund for which the required shareholder vote is obtained, even if certain other Funds do not approve the proposal.

Votes may be cast in person or by proxy for all proposals.

Abstentions

Abstentions will be counted as present for purposes of determining whether a quorum is present at the Meeting, and assuming a quorum is present, will have no effect with respect to Proposal 1 and will have the same effect as an instruction to vote “AGAINST” the proposal with respect to Proposals 2-5.

Where can you obtain recent shareholder reports?

The Trust’s annual report for the fiscal year ended December 31, 2015 was previously sent to shareholders and is available on line at www.PacificLife.com/PacificSelectFund.htm. A copy of the report is available upon request without charge by contacting the Trust by:

Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660

Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660

Telephone:	Pacific Life Insurance Company Annuity Variable Contract Owners: 1-800-722-4448
Pacific Life Insurance Company Life Insurance Policy Owners: 1-800-347-7787
PL&A Annuity Variable Contract Owners: 1-800-748-6907
PL&A Life Insurance Policy Owners: 1-888-595-6997

Will other business be considered at the Meeting?

The Trust does not know of any matters to be presented at the Meeting other than the proposals described in this Proxy Statement. If other business should properly come before the Meeting, PLIC and PL&A will vote thereon in accordance with their respective best judgment.

How can a shareholder submit a proposal?

The Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law or if otherwise deemed advisable by the Fund’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Who are the Trust’s key service providers?

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Trust pursuant to a transfer agreement dated May 1, 2007, which transferred the Amended and Restated Investment Advisory Agreement dated January 1, 2005, as amended (“Current Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and the Trust, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA also does business under the name Pacific Asset Management. Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

PLFA serves as investment adviser and portfolio manager for the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios and the Diversified Alternatives Portfolio. PLFA also does business under the name Pacific Asset Management and manages the Core Income, High Yield Bond and Floating Rate Income Portfolios under the Pacific Asset Management name. For the remaining Funds, which operate under a manager of managers structure, as more fully explained in Proposal 4, PLFA serves as investment adviser and employs other investment advisory firms as sub-advisers, subject to sub-advisory agreements. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA oversees and monitors the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced. PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser were to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA may also recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

Principal Underwriter

Pacific Select Distributors, LLC (“PSD”) serves as the Trust’s principal underwriter and distributor (the “Distributor”) pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust. The Distributor is located at 700 Newport Center Drive, Newport Beach, CA 92660. The Trust’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor is not paid any compensation from the Trust under the Distribution Agreement, although the

Distributor is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers. The Distributor is an affiliate of Pacific Life and PLFA. In addition, the Trust has adopted a service plan (the “Service Plan”) for Class I Shares of each applicable Fund, under which each Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Fund. Under the Service Plan, this fee may be used by the Distributor to provide or procure service activities related to the variable annuity and variable life insurance Contract Owners of the participating insurers who use the Trust as the underlying investment Trust for their contracts, for services related to the Trust and its Funds.

Support Services

The Trust, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (the “Support Services Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as legal, compliance, accounting, tax, chief compliance officer services, administrative services and on-going compliance and oversight of the Trust’s securities lending program with respect to the Long/Short Large-Cap Portfolio. Under the terms of the Support Services Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Trust.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company (“State Street”), a Massachusetts banking corporation with a principal place of business at One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street will place and maintain the foreign assets of the Trust in the care of eligible foreign custodians determined by State Street and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and certain transfer agency services to the Trust. Pacific Life does not receive compensation for providing these dividend disbursing and transfer agency services but does receive reimbursement for expenses incurred in providing these services. State Street provides transfer agency services for Class P shares of the Underlying Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Trust. The address of Deloitte is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. Deloitte provides audit services and review of certain documents to be filed with the SEC. Additional information about Deloitte is contained in Appendix I.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE:

•	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

•	VOTE TELEPHONICALLY BY CALLING (888) 227-9349.

OR

•	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXYONLINE.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 6:00 A.M. EASTERN TIME (9:00 A.M. PACIFIC TIME), ON JUNE 20, 2016. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

•	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON JUNE 20, 2016 AT 9:00 A.M. PACIFIC TIME AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA.

/s/ Jane M. Guon

Jane M. Guon

Secretary

Pacific Select Fund

May 8, 2016

Appendix A

PACIFIC SELECT FUND

PACIFIC FUNDS SERIES TRUST

JOINT GOVERNANCE COMMITTEE CHARTER

Each of the respective Boards of Trustees (a “Board”) of the Pacific Select Fund and the Pacific Funds Series Trust (“collectively, the “Funds”) will have a Governance Committee (the “Governance Committee”). The Governance Committee shall be governed by this Joint Governance Committee Charter.

Purposes

The primary purposes of the Governance Committee are to consider and to make recommendations to the Board regarding particular aspects of the responsibilities of the Board, including the size and composition of the Board and its committees, the nomination of new candidates to serve as Trustees of the Funds, the compensation of the Independent Trustees, Trustee retirement, the annual Board self-assessment and other matters as set forth below.

Authority

The Governance Committee has been duly established by the Board and shall be provided with appropriate resources to discharge its responsibilities effectively, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

Composition and Term of Members of the Committee

The Governance Committee shall be comprised of at least three members of the Board, all of whom are not considered “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Governance Committee members (the “Independent Trustees”). The Board will appoint the members of the Governance Committee, and a majority of the Independent Trustees of the Board shall also approve each appointment. The members of the Governance Committee shall appoint, by a majority vote of its members, one member to serve as Chairperson of the Governance Committee.

Meetings

The Governance Committee shall meet at least annually, but may meet more frequently as provided below. Meetings of the Governance Committee may be called by the Chairperson, the Chairperson of the Board’s Policy Committee, or by a majority of the members of the Governance Committee. The presence of a majority of the members shall be necessary to constitute a quorum for any meeting and a vote of the majority of the members present at a meeting in which a quorum is present shall be required in order for the Governance Committee to take action. Meetings of the Governance Committee may be held in person, by videoconference or by teleconference. The Governance Committee may invite management, counsel and representatives of service providers to attend meetings and provide such information to the Governance Committee as it considers appropriate. The Governance Committee may also take action by written consent in lieu of a meeting.

Responsibilities and Functions

The Governance Committee shall have the following duties and responsibilities:

1. The Governance Committee shall manage the process for the Board’s conduct of an annual self-assessment, in accordance with Rule 270.0-1 of the Investment Company Act, which will evaluate the performance of the Board and the committees of the Board and which will include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Governance Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. The Governance Committee shall report the findings of the assessment to the Board.

A. Trustees shall inform the Chairperson of the Governance Committee of any performance or other concerns regarding another Trustee, except that in the event the matter relates to the Chairperson of the Governance Committee, such concern should be raised with the lead Independent Trustee. The Chairperson of the Committee (or the lead Independent Trustee, as the case may be) shall investigate such matter as he or she may deem appropriate. In investigating such concerns, the Chair of the Governance Committee (or lead Independent Trustee) may consult with other Trustees, counsel to the Independent Trustees or Trust officers, and take such actions as he or she may deem appropriate.

B. An Independent Trustee shall inform the Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Governance Committee’s policy regarding such self-reporting procedures is set forth in Exhibit B.

2. The Governance Committee shall evaluate the size and composition of the Board and formulate policies and objectives concerning the desired mix of Trustee skills and characteristics. The Governance Committee shall consider, and make recommendations of new candidates to serve as Trustees of the Funds. In doing so, the Governance Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business, legal and financial matters generally. The Governance Committee will identify and screen trustee candidates for appointment to the Board and submit final recommendations to the full Board for approval. The Governance Committee may consider candidates suggested by the Adviser and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Governance Committee. The Governance Committee’s policy regarding its procedures for selecting candidates for the Board, including any recommended by shareholders, is more fully described in Exhibit A.

3. The Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) will consider possible conflicts of interests involving Trustees and any related party transactions and shall review the institutional and other affiliations of Trustees and candidates for any potential conflict of interest problems, including making recommendations to the Board with respect to the determination of Trustee independence. The Governance Committee or the Board may establish such processes and procedures as it may deem appropriate with respect to the disclosure of such potential conflicts and/or related party transactions.

4. The Governance Committee shall make recommendations to the full Board concerning the appointment of Independent Trustees to the Board’s committees.

5. The Governance Committee shall review Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 74.

6. The Governance Committee shall review the level of compensation paid to the Independent Trustees and make recommendations to the Board regarding such compensation.

7. The Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. The Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Funds and counsel to the independent Trustees as to legal or regulatory developments affecting their responsibilities.

Authority and Resources

The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Independent Trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination. The Governance Committee may obtain the advice and assistance of independent legal counsel, accountants and other advisers as it deems necessary and appropriate.

Continuing Education

The Governance Committee encourages each Independent Trustee to pursue opportunities for continuing education. Such continuing education may be gained through attendance at industry conferences or through presentations to the Board at committee or Board meetings as well as at special educational presentations set up by Pacific Life Fund Advisors.

Review and Maintenance of Charter

This Charter will be reviewed periodically by the Committee, and any proposed changes thereto shall be submitted for approval by the Board. The Fund shall maintain and preserve in an easily accessible place a copy of this Governance Committee Charter and any modification to this Charter.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Amended: September 17, 2015

GOVERNANCE COMMITTEE CHARTER EXHIBIT A

GOVERNANCE COMMITTEE POLICY

REGARDING SELECTION OF TRUSTEE CANDIDATES

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional Trustee, the Governance Committee may seek referrals from a variety of sources, including current Trustees, the Adviser, legal counsel to the Funds and legal counsel to the Independent Trustees. The Governance Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Governance Committee Chairperson at the Funds’ offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The Governance Committee, however, will not be required to solicit recommendations from the shareholders.

In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including:

(i) the candidate’s knowledge in matters relating to the mutual fund and insurance industries and ability to represent all shareholders and be committed to enhancing long-term shareholder value;

(ii) any experience possessed by the candidate as a director or senior officer of public companies, mutual funds and/or insurance companies;

(iii) the candidate’s educational and professional background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific investment, financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an Independent Trustee, the candidate’s independence from Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii) the candidate’s ability to devote sufficient time to the activities of the Board and enhance his or her knowledge of the Funds’ activities and business;

(ix) the candidate’s ability to exercise sound business judgment; and

(x) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws)

The Governance Committee will evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustees, their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act and any rules thereunder. The Governance Committee will consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence, such as business, financial or family relationships.

Control of the selection and nomination process at all times should rest with the Governance Committee. However, this Charter is not intended to supplant or limit the ability of shareholders under state law or federal law to nominate Independent Trustees. The Governance Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

GOVERNANCE COMMITTEE CHARTER EXHIBIT B

INDEPENDENT TRUSTEE SELF REPORTING GUIDELINES

An Independent Trustee shall inform the Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) of any changes in their business, professional or personal situation which are likely to impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. These matters may include (but are not limited to):

•	Any regulatory or legal action connected to the Independent Trustee’s service on another board in which such Trustee is a defendant;

•	Any regulatory or legal action brought against the Independent Trustee personally, if such action relates to matters impacting the personal integrity or financial acumen of such Trustee (including a personal or self-owned business bankruptcy);

•	Joining, or resigning from, another corporate or mutual fund board of directors;

•	Changes in full-time employment;

•	Taking on other business or professional activities or consulting relationships that are likely to result in a substantial overall increase in the Trustee’s time commitment to such matters;

•	Changes in an immediate family member’s employment that are likely to impact the Trustee’s objectivity, even if it does not impact his/her independence;

•	Prior to the approval of any contract with a material service provider to the Funds, any significant business or professional relationship the Trustee or an immediate family member has with such material service provider[1];

•	A health issue which may impair the Independent Trustee’s ability to carry out his/her duties;

•	Any other change in the Independent Trustee’s situation which such Trustee feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters.

[1]	It being understood that simply being a client of a material service provider (or an investor in a product sponsored by a material service provider) and receiving no significant preferential treatment from that provider that is not available to other similarly situated clients/investors of the service provider, is not likely to impact such Trustee’s objectivity and is not required to be reported.

Appendix B

Trust Officers

The following table shows information about the executive officers of the Trust. The contact information for each officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/07 (Chief Executive Officer 1/07 to 12/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Funds Series Trust.	98

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/10 (President 1/07 to 12/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Funds Series Trust.	98

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	98

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/05 and Assistant Secretary since 9 /15.	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Funds Series Trust.	98

			98

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	98

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	98

Laurene E. MacElwee Year of birth 1966	Vice President since 12//11 and Assistant Secretary since 4/05 (Assistant Vice President 4/05 to 12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	98

Carleton J. Muench Year of birth 1973	Vice President since 12/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	98

B-1

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen
Eddie D. Tung Year of birth 1957	Vice President and Treasurer since 9/15 (Assistant Vice President and Assistant Treasurer 11/05 to 9/15)	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to 10/15) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President (11/05 to present), Treasurer (9/15 to present) and Assistant Treasurer (11/05 to 9/15) of Pacific Funds Series Trust.	98

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	98

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Vice President (12/13 to present) of Pacific Funds Series Trust.	98

Each Trustee, Nominee and Officer can be reached at the following address: c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

B-2

Appendix C

Form of Agreement and Plan of Reorganization for a Change of Domicile

Pacific Select Fund, a Delaware statutory trust

Pacific Select Fund, a Massachusetts business trust

The Board of Trustees of Pacific Select Fund (the “Delaware Trust”), a newly formed Delaware statutory trust, and the Board of Trustees of Pacific Select Fund (the “Trust”), an existing Massachusetts business trust, (collectively, the “Boards”) deem it advisable that each series of the Delaware Trust listed on Schedule A (each, an “Acquiring Fund”), and each corresponding series of the Trust listed on Schedule A (each, an “Acquired Fund”), engage in the transactions described herein pursuant to the terms provided herein.

This agreement and plan (“Plan”) is intended to be a continuation transaction under Section 708 of the United States Internal Revenue Code of 1986, as amended (the “Code”), comprising the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for Class I and Class P shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”), as applicable depending upon the Acquired Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all pursuant to the terms and conditions provided in this Plan.

WHEREAS, each Acquiring Fund is a series of a registered open-end management company and each Acquired Fund is a series of a registered open-end management company;

WHEREAS, all of the securities and other assets of each Acquired Fund are of a type in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Delaware Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders will not dilute the interests of shareholders of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and will not dilute the interests of shareholders of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of each Acquired Fund to the corresponding Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions set forth herein and on the basis of the representations and warranties set forth herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class I and Class P Acquiring Fund Shares (as applicable), determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraphs 2.1 and 2.2; and (ii) to assume all Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3 Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time, as defined in paragraph 2.1 (collectively, “Liabilities”).

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, each Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Funds pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Funds’ shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Funds in the names of the Acquired Funds’ Shareholders. The aggregate net asset value of Class I and Class P Acquiring Fund Shares (as applicable) to be so credited to Class I and Class P Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Funds (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although interests in Class I and Class P shares of the Acquired Funds will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class I and Class P Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent, as defined in paragraph 3.3. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6 Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), the U.S. Commodity Futures Trading Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date.

2. Valuation

2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures established by the Acquired Fund’s Board of Trustees and as disclosed in the Acquired Funds’ then-current prospectuses and statement of additional information, each as may be supplemented.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time, using the valuation procedures established by the Acquiring Fund’s Board of Trustees and as disclosed in the Acquiring Funds’ then-current prospectuses and statement of additional information, each as may be supplemented.

2.3 The number of full and fractional Acquiring Fund Shares to be issued in exchange for the corresponding Acquired Fund’s Assets shall be determined with respect to each class by dividing the value of the net assets with respect to Acquired Fund Shares of that class, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by the administrator for the Acquired Funds and the Acquiring Funds, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3. Closing and Closing Date

3.1 The Closing Date shall be on or about June 30, 2016 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of PLFA or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct its custodian (“Custodian”) to deliver at the Closing a certificate of an authorized officer (or other written instrument acceptable to the Trust) stating that the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date. The Custodian shall deliver to those persons at the Custodian who will have primary responsibility for the safekeeping of the assets of the Acquiring Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, or other custodian as authorized under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Funds’ Assets are deposited, the Acquired Funds’ Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct its transfer agent (“Transfer Agent”) in its capacity as transfer agent for the Acquired Funds to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class I and Class P shares (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver to the Secretary of the Acquired Funds prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the respective Acquired Funds on the Closing Date, or provide other evidence satisfactory to the Acquired Funds as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Funds’ accounts on the books of the Acquiring Funds. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) does not open for trading or trading thereon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere is disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 Prior to the Closing, for each Acquiring Fund, the Delaware Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to PLFA or its affiliate in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by the applicable Acquiring Fund, for the purpose of enabling PLFA or its affiliate (a) to vote to approve (i) the investment advisory agreement and any investment sub-advisory agreement applicable to the Acquiring Fund, (ii) any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that an Acquired Fund’s Shareholders have previously authorized such Acquired Fund to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, the operations of the corresponding Acquiring Fund in accordance with the terms and conditions of that exemptive order; and (b) to take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by its Board of Trustees. At the effective time of the Closing, each Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4. Representations and Warranties

4.1 Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of the Trust, the Trust on behalf of the Acquired Funds, represents and warrants to the Acquiring Funds, as follows:

(a) The Acquired Funds are each duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust and By-Laws, as amended and/or restated from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Class I and Class P Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds on or prior to the Closing;

(f) The Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquired Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquired Funds, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Funds (other than this Plan and certain investment contracts, including options, futures, swaps and forward contracts) will terminate without liability to the Acquired Funds on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Delaware Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The most recent annual Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds have been audited by Deloitte and Touche LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since that date, there has not been any known material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) All issued and outstanding shares of the Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Funds, as provided in paragraph 3.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds’ shares;

(m) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Funds, and, this Plan will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(n) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the Delaware Trust, the Delaware Trust, on behalf of the Acquiring Funds, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Funds are each duly organized as series of the Delaware Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Delaware Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Class I and Class P Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Delaware Trust, on behalf of the Acquiring Funds, will have good and marketable title to the Acquiring Funds’ assets, free of any liens or other encumbrances, other than as disclosed to the Acquired Fund on or prior to the Closing;

(f) The Delaware Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquiring Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquiring Funds, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Funds’ knowledge, threatened against the Delaware Trust, on behalf of any Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Delaware Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds’ business or its ability to consummate the transactions herein contemplated;

(h) Prior to the Closing Date, the Acquiring Funds will have carried on no business activity and will have had no assets or liabilities other than the payment received from [            ] with respect to the initial Acquiring Fund Shares issued to [            ] pursuant to paragraph 3.5 above;

(i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Delaware Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Delaware Trust, on behalf of the Acquiring Funds, and this Plan will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The Class I and Class P Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(l) The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. Covenants of the Acquiring Funds and the Acquired Funds

5.1 The Acquiring Funds and the Acquired Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Trust has called a special meeting of the shareholders of the Acquired Funds to consider and act upon this Plan (“Shareholder Meeting”) and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Funds covenants that the Class I and Class P Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares.

5.5 Subject to the provisions of this Plan, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class I and Class P Acquiring Fund Shares (as applicable) received at the Closing.

5.7 The Acquiring Funds and the Acquired Funds shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Delaware Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) each Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9 The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky, tax or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Funds

The obligations of the Trust, on behalf of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Delaware Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Delaware Trust, on behalf of the Acquiring Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 The Delaware Trust, on behalf of the Acquiring Funds, shall have delivered to the Acquired Funds a certificate executed in the name of the Acquiring Funds by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Delaware Trust, on behalf of the Acquiring Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Trust shall reasonably request;

6.3 The Delaware Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Delaware Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

6.4 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class I and Class P Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Acquiring Funds

The obligations of the Delaware Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the Delaware Trust’s election, to the performance by the Trust, on behalf of the Acquired Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Trust, in a form satisfactory to the Acquiring Funds;

7.3 The Trust, on behalf of the Acquired Funds, shall have delivered to the Acquiring Funds a certificate executed in the names of the Acquired Funds by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Delaware Trust shall reasonably request;

7.4 The Trust, on behalf of the Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by it, on behalf of the Acquired Funds, on or before the Closing Date; and

7.5 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class I and Class P Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Acquiring Funds and the Acquired Funds

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Funds, or the Delaware Trust, on behalf of the Acquiring Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Funds in a form satisfactory to the Acquiring Funds. Notwithstanding anything herein to the contrary, the Trust and the Delaware Trust, on behalf of its respective series, may not waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Delaware Trust’s or the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Delaware Trust and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement of the Trust with respect to each Acquired Fund shall have become effective under the 1933 Act and shall have been amended to reflect the Reorganization. No stop order suspending the effectiveness of thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received the opinion of counsel to the Trust, on behalf of the Acquired Funds, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for Contract Owners whose contract values are determined by investment in shares of the applicable Acquired Fund. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust and the Delaware Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the condition set forth in this paragraph 8.5.

9. Indemnification

9.1 The Delaware Trust, out of an Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2 The Trust, out of an Acquired Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1 The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Funds and/or the Acquiring Funds as mutually agreed upon. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1 The parties agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Funds and Acquiring Funds in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of the Delaware Trust and the Trust, on behalf of any Acquiring Fund or Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan with respect to such Acquiring Fund or Acquired Fund inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Delaware Trust and the Trust, on behalf of either the Acquiring Funds or the Acquired Funds, respectively; provided, however, that following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of Class I and Class P Acquiring Fund Shares to be issued to the Class I and Class P Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service, certified mail or overnight delivery service which provides proof of delivery addressed to: Robin S. Yonis, Vice President and General Counsel, Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. Email: ContractNotications@PacificLife.com

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the 30th day of June, 2016.

Pacific Select Fund, a Delaware statutory trust, on behalf of the Acquiring Funds	Pacific Select Fund, a Massachusetts business trust, on behalf of the Acquired Funds

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A

ACQUIRED FUNDS	ACQUIRING FUNDS
Core Income Portfolio	Core Income Portfolio
Diversified Bond Portfolio	Diversified Bond Portfolio
Floating Rate Loan Portfolio	Floating Rate Loan Portfolio
Floating Rate Income Portfolio	Floating Rate Income Portfolio
High Yield Bond Portfolio	High Yield Bond Portfolio
Inflation Managed Portfolio	Inflation Managed Portfolio
Inflation Strategy Portfolio	Inflation Strategy Portfolio
Managed Bond Portfolio	Managed Bond Portfolio
Short Duration Bond Portfolio	Short Duration Bond Portfolio
Emerging Markets Debt Portfolio	Emerging Markets Debt Portfolio
Comstock Portfolio	Comstock Portfolio
Dividend Growth Portfolio	Dividend Growth Portfolio
Equity Index Portfolio	Equity Index Portfolio
Focused Growth Portfolio	Focused Growth Portfolio
Growth Portfolio	Growth Portfolio
Large-Cap Growth Portfolio	Large-Cap Growth Portfolio
Large-Cap Value Portfolio	Large-Cap Value Portfolio
Long/Short Large-Cap Portfolio	Long/Short Large-Cap Portfolio
Main Street® Core Portfolio	Main Street® Core Portfolio
Mid-Cap Equity Portfolio	Mid-Cap Equity Portfolio
Mid-Cap Growth Portfolio	Mid-Cap Growth Portfolio
Mid-Cap Value Portfolio	Mid-Cap Value Portfolio
Small-Cap Equity Portfolio	Small-Cap Equity Portfolio
Small-Cap Growth Portfolio	Small-Cap Growth Portfolio
Small-Cap Index Portfolio	Small-Cap Index Portfolio
Small-Cap Value Portfolio	Small-Cap Value Portfolio
Value Advantage Portfolio	Value Advantage Portfolio
Health Sciences Portfolio	Health Sciences Portfolio
Real Estate Portfolio	Real Estate Portfolio
Technology Portfolio	Technology Portfolio
Emerging Markets Portfolio	Emerging Markets Portfolio
International Large-Cap Portfolio	International Large-Cap Portfolio
International Small-Cap Portfolio	International Small-Cap Portfolio
International Value Portfolio	International Value Portfolio
Absolute Return Portfolio	Absolute Return Portfolio
Currency Strategies Portfolio	Currency Strategies Portfolio
Diversified Alternatives Portfolio	Diversified Alternatives Portfolio

ACQUIRED FUNDS	ACQUIRING FUNDS
Equity Long/Short Portfolio	Equity Long/Short Portfolio
Global Absolute Return Portfolio	Global Absolute Return Portfolio
Pacific Dynamix—Conservative Growth Portfolio	Pacific Dynamix—Conservative Growth Portfolio
Pacific Dynamix—Moderate Growth Portfolio	Pacific Dynamix—Moderate Growth Portfolio
Pacific Dynamix—Growth Portfolio	Pacific Dynamix—Growth Portfolio
Portfolio Optimization Conservative Portfolio	Portfolio Optimization Conservative Portfolio
Portfolio Optimization Moderate-Conservative Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Moderate Portfolio	Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio	Portfolio Optimization Growth Portfolio
Portfolio Optimization Aggressive-Growth Portfolio	Portfolio Optimization Aggressive-Growth Portfolio
PD 1-3 Year Corporate Bond Portfolio	PD 1-3 Year Corporate Bond Portfolio
PD Aggregate Bond Index Portfolio	PD Aggregate Bond Index Portfolio
PD High Yield Bond Market Portfolio	PD High Yield Bond Market Portfolio
PD Large-Cap Growth Index Portfolio	PD Large-Cap Growth Index Portfolio
PD Large-Cap Value Index Portfolio	PD Large-Cap Value Index Portfolio
PD Small-Cap Growth Index Portfolio	PD Small-Cap Growth Index Portfolio
PD Small-Cap Value Index Portfolio	PD Small-Cap Value Index Portfolio
PD International Large-Cap Portfolio	PD International Large-Cap Portfolio
PD Emerging Markets Portfolio	PD Emerging Markets Portfolio

Appendix D

AGREEMENT AND DECLARATION OF TRUST

PACIFIC SELECT FUND

(a Delaware statutory trust)

Dated: June 30, 2016

AGREEMENT AND DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST of Pacific Select Fund, a Delaware statutory trust, made as of June 20, 2016, by the undersigned Trustees.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration and the By-laws shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

Name, Purpose and Definitions

Section 1.1. Name. The name of the trust established hereby is Pacific Select Fund and so far as may be practicable the Trustees shall conduct the Trust’s activities, execute all documents and sue or be sued under such name. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Act. Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 1.2. Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act.

In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Section 1.3. Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) “Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as from time to time amended;

(b) “Advisory Board Member” shall mean a member of an “Advisory Board” as defined in Section 2(a)(1) of the 1940 Act;

(c) “By-laws” means the By-laws referred to in Section 4.1(g) hereof, as from time to time amended;

(d) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act. “Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act;

(e) “Class” means any division of Shares within a Series, which Class is or has been established in accordance with the provisions of Article II;

(f) “Declaration” means this Amended and Restated Agreement and Declaration of Trust as the same may be amended and restated from time to time;

(g) “Fiduciary Covered Person” has the meaning assigned in Section 8.3 hereof;

(h) “Indemnified Person” has the meaning assigned in Section 8.4 hereof;

(i) “Net Asset Value” means the net asset value of each Series or Class of the Trust determined in the manner contemplated by Section 7.4 hereof;

(j) “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(k) “Person” means a natural person, partnership (whether general or limited), limited liability company, trust (including a common law trust, business trust, statutory trust, voting trust or any other form of trust), estate, association (including any group, organization, co-tenancy, plan, board, council or committee), corporation, government (including a country, state, county or any other governmental subdivision, agency or instrumentality), custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or foreign statutory trust;

(l) “Series” means a series of Shares of the Trust established in accordance with the provisions of Section 2.6 hereof;

(m) “Shareholder” means a record owner of Outstanding Shares of the Trust;

(n) “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(o) “Trust” refers to the Delaware statutory trust established hereby and reference to the Trust, when applicable to one or more Series or Classes of the Trust, shall refer to any such Series or Class;

(p) “Trustee” or “Trustees” means the person or persons who has or have signed this Declaration, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(q) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series, or by or for the account of the Trustees on behalf of the Trust or any Series; and

(r) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as may be amended from time to time.

ARTICLE II

Beneficial Interest

Section 2.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series and Class authorized hereunder is unlimited. Each Share shall have no par value, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class. All Shares when issued hereunder on the terms determined by the Trustees, including without limitation Series or Class Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable.

Section 2.2. Issuance of Shares.

(a) The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Series and Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up or otherwise as determined by the Trustees in their sole discretion), subject to applicable law, including cash or securities (including Shares of a different Series or Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby materially changing the proportionate beneficial interests in the Trust or any Series or Class. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time.

(b) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series or Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

Section 2.3. Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust’s transfer agent which shall contain the names and addresses of the Shareholders of each Series and Class, the number of Shares of that Series and Class thereof held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon. The Trustees shall have no obligation to, but in their discretion may, authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. In the event that one or more certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5. Treasury Shares. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares. For the avoidance of doubt, any Shares held in treasury shall not be canceled unless the Trustees decide otherwise.

Section 2.6. Establishment of Series and Classes.

(a) The Trustees shall be authorized, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust, to establish and designate and to change in any manner any initial or additional Series or Classes and to fix such preferences, voting powers (or lack thereof), rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued Shares or any Series or Classes into one or more Series or Classes of Shares, to redeem or abolish any outstanding Series or Class of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Unless another time is specified by the Trustees, the establishment and designation of any Series or Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series (or Class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Trust may issue any number of Shares of each Series or Class and are not required to issue certificates for any Shares.

(b) All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. All provisions herein relating to the Trust shall apply equally to each Series and Class of the Trust except as the context otherwise requires.

(c) Subject to the distinctions permitted among Classes of Shares of the Trust or of Classes of the same Series, as established by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any Class or Series, each Share of the Trust (or Series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such Series), and each holder of Shares of the Trust (or a Series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the Shares of any Series or upon the liquidation and termination of a Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

(d) Without limiting the authority of the Trustees set forth in this Section to establish and designate any further Series or Classes, the Trustees hereby establish and designate the initial Series and Classes as shall be set forth in a separate writing, which may be attached hereto as a schedule.

Section 2.7. Investment in the Trust. The Trustees may accept investments in any Series of the Trust or Class, if the Series has been divided into Classes, from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided herein. Unless the Trustees otherwise determine, investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received. Without limiting the generality of the foregoing, the Trustees may, in their sole discretion, with respect to any Class or Series, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose sales or other charges upon investments in the Trust or (c) issue fractional Shares. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

Section 2.8. Assets and Liabilities Belonging to Series or Class.

(a) Separate and distinct records shall be maintained by the Trust for each Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. If there are Classes of Shares within a Series, the assets belonging to the Series shall be further allocated to each Class in the proportion that the “assets belonging to” the Class (calculated in the same manner as with determination of “assets belonging to” the Series) bears to the assets of all Classes within the Series. Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series or Class, as the case may be. The assets belonging to a particular Series and Class shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or Class, as the case may be.

(b) The assets belonging to each Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as “liabilities belonging to” that Series. Except as provided in the next two sentences or otherwise required or permitted by applicable law or any rule or order of the Commission, the liabilities belonging to such Series shall be allocated to each Class of a Series in the proportion that the assets belonging to such Class bear to the assets belonging to all Classes in the Series. To the extent permitted by rule or order of the Commission, the Trustees may allocate all or a portion of any liabilities belonging to a Series to a particular Class or Classes as the Trustees may from time to time determine is appropriate. In addition, all liabilities, expenses, costs, charges and reserves belonging to a Class shall be allocated to such Class.

(c) Without limitation of the foregoing provisions of this Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(d) If, notwithstanding the provisions of this Section, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from whose assets the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

Section 2.9. No Preemptive Rights. Unless the Trustees decide otherwise in their sole discretion, Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust, whether of the same or of another Series or Class.

Section 2.10. Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.

Section 2.11. Derivative Actions.

(a) No person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series or Class. No Shareholder of a Series or a Class may maintain a derivative action on behalf of the Trust with respect to such Series or Class unless holders of a least ten percent (10%) of the outstanding Shares of such Series or Class join in the bringing of such action.

(b) In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 2.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

Section 2.12. Fractions. Except as otherwise determined by the Trustees, any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

Section 2.13. No Appraisal Rights. Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware, or otherwise.

Section 2.14. Status of Shares. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. The death of a Shareholder during the continuance of the Trust or any Series or Class thereof shall not operate to dissolve or terminate the Trust or any Series or Class nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

Section 2.15. Shareholders. Each Shareholder of the Trust and of each Series or Class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Except as otherwise provided in this Declaration, the Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

ARTICLE III

The Trustees

Section 3.1. Election. Except for the Trustees named herein or appointed pursuant to Section 3.8, or Trustees appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders in accordance with this Declaration and the 1940 Act. The initial Trustees of the Trust shall be those individuals listed on Schedule 1 hereto.

Section 3.2. Term of Office of Trustees; Resignation and Removal.

(a) Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided unless such Trustee resigns or is removed as provided herein. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

(b) Any of the Trustees may be removed with or without cause by the affirmative vote of the Shareholders of two thirds (2/3) of the Shares or by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 3.5 hereof). Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

(c) Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee’s incapacity to serve as trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

(d) Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 3.3. Vacancies, Appointment and Nomination of Trustees.

(a) In case of the declination to serve, death, resignation, retirement, removal or incapacity of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.5, to decrease the number of Trustees.

(b) An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur at a later date.

(c) An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

(d) Other than pursuant to any applicable law or regulation, including any applicable law or regulation adopted after the date of this Declaration, Shareholders shall not have the right to nominate persons for election as Trustees.

Section 3.4. Temporary Absence of Trustee. Subject to any applicable requirements of the 1940 Act, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided or unless there is only one or two Trustees.

Section 3.5. Number of Trustees. The number of Trustees shall be seven (7), or such other number as shall be fixed from time to time by the Trustees.

Section 3.6. Effect of Death, Resignation, Etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or any Series or to revoke any existing trust or agency created pursuant to the terms of this Declaration.

Section 3.7. Ownership of Assets of the Trust.

(a) Legal title to all of the Trust Property shall at all times be vested in the Trust as a separate legal entity, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or of any Series or Class, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in each Series or Class the Shares of which are owned by such Shareholder. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

(b) In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the resignation, removal, death or incapacity of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.8. Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the 1940 Act, separate Trustees with respect to such Series or Classes (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other Series or Class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but may have no power or authority with respect to any other Series or Class (unless the Trustees permit such Series Trustees to create new Classes within such Series). Any provision of this Declaration relating to election of Trustees by Shareholders shall entitle only the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. In the event that Series or Class Trustees are appointed, the Trustees initially appointing such Series or Class Trustees may, without the approval of any Outstanding Shares, amend either this Declaration or the By-laws to provide for the respective responsibilities of the Trustees and the Series or Class Trustees in circumstances where an action of the Trustees or Series or Class Trustees affects all Series and Classes of the Trust or two or more Series or Classes represented by different Trustees.

Section 3.9. No Accounting. Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

ARTICLE IV

Powers Of The Trustees

Section 4.1. Powers. The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court. Without limiting the foregoing and subject to any applicable limitation in this Declaration, or the 1940 Act, the Trustees shall have power and authority to cause the Trust (or to act on behalf of the Trust):

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities and financial instruments of any kind, including without limitation futures contracts and options on such contracts, issued, created, guaranteed, or sponsored by any and all Persons, including the United States of America, any foreign government, and all states, territories, and possessions of the United States of America or any foreign government and any political subdivision, agency, or instrumentality thereof, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, and “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and commodity and inflation-linked derivative instruments, including commodity index and inflation-linked notes, swap agreements, swaptions, commodity options, commodity futures and options on futures, forward commodity contracts, commodity-based exchange traded funds, physical commodities, and inflation and commodity-indexed securities; and to exercise any and all rights, powers, and privileges of ownership or interest and to fulfill any and all obligations in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more persons, to exercise any of said rights, powers, and privileges in respect of any of such instruments;

(b) To enter into contracts of any kind and description, including swaps, swaptions, options, futures, forwards and other types of derivative contracts;

(c) To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts, currency futures contracts and options thereon;

(d) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series or Class of the Trust, with respect to which such Shares are issued;

(e) To borrow funds or other property and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any person and to lend or pledge Trust Property or any part thereof to secure any or all of such obligations;

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(g) To adopt By-laws not inconsistent with this Declaration providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Declaration and are incorporated herein by reference;

(h) To appoint and terminate such officers, employees, agents and contractors as they consider appropriate, any of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

(i) To set record dates (or delegate the power to so do) in the manner provided herein or in the By-laws;

(j) To delegate such of the Trustees’ power and authority hereunder (which delegation may include the power to sub-delegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor;

(k) To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(l) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(m) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To the extent permitted by law, indemnify any person with whom the Trust or any Series or Class has dealings;

(o) To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(p) To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, Advisory Board Members, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(q) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(r) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

(s) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish Classes thereof having relative rights, powers and duties as they may provide consistent with applicable law;

(t) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, issuer or concern, any security or debt instrument of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation, issuer or concern, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(u) To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(v) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

(w) To cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(x) To establish one or more committees, to delegate any powers of the Trustees to such committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and other characteristics of such committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of fewer than the whole number of the Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to any matter including the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding that may be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(y) To interpret the investment policies, practices or limitations of the Trust or of any Series or Class;

(z) To establish a registered office and have a registered agent in the State of Delaware;

(aa) To pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust’s officers, employees, Advisory Board Members, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with the terms of this Declaration;

(bb) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more subsidiaries or other investment companies or pooled portfolios) all without any requirement of approval by Shareholders. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes;

(cc) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers;

(dd) To appoint one or more Advisory Board Members to serve the role provided for in Section 2(a)(1) of the 1940 Act and to cause the Trust to pay compensation to such persons for serving in such capacity; and

(ee) To engage in any other lawful act or activity in which a statutory trust organized under the Act may engage subject to the requirements of the 1940 Act.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series or Class, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2. Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.3. Action by the Trustees and Committees. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. No annual meeting of Trustees shall be required.

(a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-laws or by resolution of the Trustees. Except as otherwise provided in the By-laws, notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by email or other electronic transmission to each Trustee at his business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

(b) A quorum for all meetings of the Trustees shall be one third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration or otherwise required by the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

(c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Trustees shall provide otherwise or if the committee consists of only one member. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of such committee.

(d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 4.3 and shall be entitled to vote to the extent permitted by the 1940 Act.

(e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act “in person,” in which case such term shall be construed consistent with Commission or staff releases or interpretations.

Section 4.4. Chairman of the Trustees. The Trustees may appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees at which he is present and may be (but is not required to be) the chief executive officer of the Trust. The Chairman shall preside over the meetings of the Trustees, shall set the agendas for the meetings, and shall have substantially the same responsibilities as would a typical chairman of a board of directors of a corporation under the General Corporation Law of the State of Delaware. The Trustees may elect a Vice-Chairman. In the absence of the Chairman, another Trustee shall be designated by the Trustees to preside over the meeting of the Trustees, to set the agenda for the meeting and to perform the other responsibilities of the Chairman in his or her absence.

Section 4.5. Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and

the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment adviser, investment sub-adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE V

Investment Adviser, Investment Sub-Adviser,

Principal Underwriter, Administrator, Transfer Agent,

Custodian and Other Contractors

Section 5.1. Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a) Investment Adviser and Investment Sub-Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any other provision of this Declaration, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, employee, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares for any one or more of its Series or Classes or other securities to be issued by the Trust, including whereby the Trust may either agree to sell Shares or other securities to the other party to the contract or appoint such other party its sales agent for such Shares or other securities. In either case, the contract may also provide for the repurchase or sale of Shares or other securities by such other party as principal or as agent of the Trust.

(c) Administrator. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d) Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e) Administrative Service and Distribution Plans. The Trustees may, on such terms and conditions as they may in their discretion determine, adopt one or more plans pursuant to which compensation may be paid directly or indirectly by the Trust for shareholder servicing, administration and/or distribution services with respect to one or more Series or Classes including without limitation, plans subject to Rule 12b-1 under the 1940 Act, and the Trustees may enter into agreements pursuant to such plans.

(f) Fund Accounting. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust’s accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise.

(g) Custodian and Depository. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Series or Class and accounting records in connection therewith.

(h) Parties to Contract. To the extent permitted by applicable law and regulation, any contract described in this Article V hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article V. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article V, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1.

ARTICLE VI

Shareholder Voting Powers and Meetings

Section 6.1. Voting.

(a) The Shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or as a result of the filing of any registration of the Trust or Series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

(b) On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Series or Class, such requirements as to a separate vote by that Series or Class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Series or Class and the interests of each such Series or Class in the matter are identical, then the Shares of all such affected Series or Classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of Shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of Shareholders either (x) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (y) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of the Trust, if no Series shall have been established, or of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-laws or as determined by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration or any of the By-laws of the Trust to be taken by Shareholders.

Section 6.2. Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid.

Section 6.3. Meetings of Shareholders.

(a) Meetings of the Shareholders may be called at any time by the Chairman or the Trustees. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Shareholders of thirty percent of the Shares in the Trust (or Class or Series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or by this Declaration or the By-laws. Any lesser number shall be sufficient for adjournments. Unless the 1940 Act, this Declaration or the By-Laws require a greater number of affirmative votes, the affirmative vote by the Shareholders present, in person or by proxy, holding more than 50% of the Shares (or Class or Series thereof) or, if applicable, holding more than 50% of the Net Asset Value of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Shareholders, and a plurality shall elect a Trustee.

(b) Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of Shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Section 6.4. Record Date. For the purpose of determining the Shareholders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 120 calendar days prior to the date of any meeting of the Shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action. Nothing in this Section 6.4 shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6.5. Notice of Meetings. Written or printed notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given as provided in Section 6.2 for the giving of notices, at least 10 business days before the meeting. Only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Any adjourned meeting held as provided in Section 6.3 shall not require the giving of additional notice.

Section 6.6. Proxies, Etc.. At any meeting of Shareholders, any Shareholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

(a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record as of the applicable date shall be entitled to vote.

(b) When Shares are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares.

(c) A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 6.7. Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Declaration or by the Trustees) consent to the action in writing. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

Section 6.8. Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the By-laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE VII

Distributions and Redemptions

Section 7.1. Distributions.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and distributions on Shares of a particular Series or any Class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Shareholders of Shares in that Series or Class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares in a particular Series or Class thereof shall be distributed pro rata to the Shareholders of Shares in that Series or Class in proportion to the total outstanding Shares in that Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Series or Class and except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Declaration to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in subsection (b) of this Section 7.1. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2. Redemption by Shareholder.

(a) Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same and subject to the 1940 Act, each holder of Shares of a particular Series or Class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem (out of the assets belonging to the applicable Series or Class) all or any part of his Shares at a redemption price equal to the Net Asset Value per Share of that Series or Class next determined in accordance with Section 7.4 after the Shares are properly tendered for redemption, less such redemption fee or other charge, if any, as may be fixed by the Trustees. Except as otherwise provided in this Declaration, payment of the redemption price shall be in cash; provided, however, that to the extent permitted by applicable law, the Trustees may authorize the Trust to make payment wholly or partly in securities or other assets belonging to the applicable Series at the value of such securities or assets used in such determination of Net Asset Value.

(b) Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

(c) In the event that a Shareholder shall submit a request for the redemption of a greater number of Shares than are then allocated to such Shareholder, such request shall not be honored.

Section 7.3. Redemption by Trust. Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each Share of each Series or Class thereof that has been established and designated is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to Section 7.2 at any time if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the Trust or to the holders of the Shares, or any Series or Class of the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. In addition, the Trustees, in their sole discretion, may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (a) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, (b) all Shareholders of one or more Series or Classes if the value of such Shares held by all Shareholders is less than the minimum amount established from time to time by the Trustees or (c) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, [or by reason of indebtedness incurred because of such Shareholder as described in Section 9.10] or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the prospectus relating to such Shares.

Section 7.4. Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with the 1940 Act. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appoint for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class as of such times and dates as may be prescribed by the Trustees.

Section 7.5. Power to Modify Procedures. Nothing in this Declaration shall be deemed to restrict the ability of the Trustees in their full discretion, without the need for any notice to, or approval by the Shareholders of, any Series or Class, to allocate, reallocate or authorize the contribution or payment, directly or indirectly, to one or more than one Series or Class of the following (i) assets, income, earnings, profits, and proceeds thereof, (ii) proceeds derived from the sale, exchange or liquidation of assets, and (iii) any cash or other assets contributed or paid to the Trust from a manager, administrator or other adviser of the Trust or an Affiliated Person thereof, or other third party, another Series or another Class, to remediate misallocations of income and capital gains, ensure equitable treatment of Shareholders of a Series or Class, or for such other valid reason determined by the Trustees in their sole discretion.

Any Share redeemed by the Trust pursuant to this Article VII shall be canceled, unless the Trustees otherwise determine any such Share shall be held in treasury.

ARTICLE VIII

Compensation, Limitation of Liability of Trustees

Section 8.1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and the Trustees may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 8.2. Limitation of Liability.

(a) The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act. No Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or Principal Underwriter of the Trust.

(b) The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act. No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence.

Section 8.3. Fiduciary Duty.

(a) To the extent that, at law or in equity, a Trustee or officer of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Declaration shall not be liable to the Trust, the Shareholders or to any other Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties (including fiduciary duties) and liabilities of such Fiduciary Covered Persons. To the fullest extent permitted by law, no Person other than a Trustee or officer of the Trust shall have any fiduciary duties (or liability therefor) to the Trust or any Shareholder. Except where a different standard is expressly provided for in this Declaration, the Trustees and officers of the Trust shall have the benefit of the business judgment rule in the performance of their duties to the Trust and the Shareholders.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of its Affiliates, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

(ii) whenever this Declaration or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person, a Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

(c) Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration Fiduciary Covered Persons are permitted or required to make a decision (i) in their “discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; or (ii) in its “good faith” or under another express standard, the Fiduciary Covered Persons shall act under such express standard and shall not be subject to any other or different standard. The term “good faith” as used in this Declaration shall mean subjective good faith as such term is understood and interpreted under Delaware law.

(d) Any Fiduciary Covered Person and any Affiliate of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person. No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliate of the Trust or the Shareholders.

Section 8.4. Indemnification. The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5. Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct, (b) dismissal of a court action or an administrative proceeding against an Indemnified Person for insufficiency of evidence of Disabling Conduct, or (c) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

Section 8.6. Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in this Article VIII, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.7. Reliance on Experts, etc. Each Trustee, officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any manager, adviser, administrator, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

Section 8.8. No Duty of Investigation; Notice in Declaration. No purchaser, lender, or other person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Shareholders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

Section 8.9. No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

ARTICLE IX

Miscellaneous

Section 9.1. Trust Not a Partnership. It is the intention of the Trustees that the Trust shall be a statutory trust under the Act and that this Declaration and the By-laws, if any, shall together constitute the “governing instrument” of the Trust as defined in Section 3801(c) of the Act. It is hereby expressly declared that a Delaware statutory trust and not a partnership or other form of organization is created hereby. All persons extending credit to, contracting with or having any claim against any Series of the Trust or any Class within any Series shall look only to the assets of such Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series or Class shall include a recitation limiting the obligations represented thereby to the Trust or to one or more Series or Classes and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder, Trustee, officer, employee or agent of the Trust).

Section 9.2. Dissolution and Termination of Trust, Series or Class.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.

(b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution unless otherwise determined by the Trustees or otherwise provided by this Declaration. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 7.3 of Article VII of this Declaration provided that the costs relating to the termination of such Class shall be included in the determination of the Net Asset Value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 9.3. Merger, Consolidation, Incorporation.

(a) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger or consolidation) so long as the surviving or resulting entity is an open-end management investment company registered under the 1940 Act, or is a series thereof to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger or consolidation, may succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company registered under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 may affect any amendment to the Declaration or effect the adoption of a new declaration of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts, limited liability companies, limited partnerships, or other entities or associations to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial or ownership interests in any such newly created trust or trusts, limited liability companies, limited partnerships, or other entities or associations, or any series or classes thereof.

(d) Notwithstanding anything else herein, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or sub-trust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 9.4. Filing of Copies, References, Headings. The original or a copy of this Declaration and of each amendment hereof or Declaration supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Declaration or of any such amendment or supplemental Declaration. In this Declaration or in any such amendment or supplemental Declaration, references to this Declaration, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration as amended or affected by any such supplemental Declaration. All expressions like “his”, “he” and “him”, shall be deemed to include the feminine and neuter, as well as masculine, genders. All references to an officer of the Trust shall be deemed to include an officer with respect to a Series. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Declaration rather than the headings, shall control. This Declaration may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.5. Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.6. Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.6, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Anything in this Declaration to the contrary notwithstanding, any amendment to Article VIII hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. No amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition on assessment upon Shareholders without the express consent of each Shareholder and/or Trustee involved. The Trustees may without Shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

Section 9.7. Fiscal Year. The fiscal year of the Trust or any Series shall end on a specified date as determined from time to time by the Trustees.

Section 9.8. Provisions in Conflict with Law. The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 9.9. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

Section 9.10. Allocation of Certain Expenses. Each Shareholder will, at the discretion of the Trustees, indemnify the Trust against all expenses and losses resulting from indebtedness incurred in connection with facilitating (i) requests pending receipt of the collected funds from investments sold on the date of such Shareholder’s redemption request; (ii) redemption requests from such Shareholder who has also notified the Trust of its intention to deposit funds in its accounts on the date of said redemption request; or (iii) the purchase of investments pending receipt of collected funds from such Shareholder who has notified the Trust of its intention to deposit funds in its accounts on the date of the purchase of the investments.

Section 9.11. Exclusive Delaware Jurisdiction. Each Trustee, each officer, each Shareholder and each Person beneficially owning an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Act, this Declaration or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Act, the Declaration or the Bylaws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Amended and Restated Agreement and Declaration of Trust as of June 30, 2016.

Name: Trustee

Name: Trustee

Name: Trustee

Name: Trustee

Name: Trustee

Name: Trustee

Name: Trustee

Schedule 1

Initial Trustees of the Trust

Frederick L. Blackmon

Gale K. Caruso

Paul A. Keller

Lucie H. Moore

James T. Morris

Nooruddin S. Veerjee

G. Thomas Willis

Schedule 1 to Agreement and Declaration of Trust, Pacific Select Fund

Appendix E

Comparison of Massachusetts and Delaware Law

	Delaware Statutory Trust	Massachusetts Business Trust
Formation	The DE Trust is a Delaware statutory trust. A Delaware statutory trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like a Massachusetts business trust, the DE Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”). The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration.	The MA Trust is a Massachusetts business trust. A Massachusetts business trust is a voluntary association formed under Massachusetts law. The MA Trust’s operations are governed by its Declaration of Trust and its By-Laws, both as they have been amended from time to time. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Statutory Recognition	Yes	Yes

Trustee Liability/Indemnification	The Delaware Act provides that, except to the extent otherwise provided in the governing instrument of a Delaware Statutory Trust, a trustee or any other person managing the Delaware Statutory Trust, when acting in such capacity, will not be personally liable to any person other than the Delaware Statutory Trust or a shareholder of the Delaware Statutory Trust for any act, omission or obligation of the Delaware Statutory Trust or any trustee thereof.	The Massachusetts Statute does not include an express provision limiting the liability of the trustees of a Massachusetts Business Trust. The trust instrument may limit such liability.

Shareholder Liability	The Delaware Act provides that no Trust shareholder shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust.	The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Massachusetts Business Trust. The trust instrument may limit such liability.

Multiple Classes	The Delaware Act specifically recognizes the separation of classes and series.	The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.

Multiple Series	The Delaware Act provides that the debts, liabilities, obligations, and expenses with respect to a particular series of a statutory trust which is a registered investment company that issues multiple series of shares will be enforceable only against such particular series if the following conditions are met: (1) separate and distinct records are maintained for each series, and the assets associated with any such series are held in such separate and distinct records and accounted for in such	The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.

separate and distinct records separately from the other assets of the statutory trust, or any other series thereof; (2) the governing instrument (i.e., the agreement and declaration of trust) so provides; and (3) notice of the limitation on liabilities of a particular series is set forth in the certificate of trust of the statutory trust.

Authorized Shares	Unlimited	Unlimited

Annual Shareholder Meetings	The Delaware Act does not require the Trust to hold an annual shareholders’ meeting.	The Massachusetts Statute does not require the Trust to hold an annual shareholders’ meeting.

Appendix F

Comparison of Provisions in Old and New Charter Provisions

The following is a discussion of certain principal differences between the governing documents for Pacific Select Fund, an existing Massachusetts business trust (the “MA Trust”), and its successor Delaware statutory trust of the same name (the “DE Trust”). It is not a complete description of the MA Trust’s or the DE Trust’s governing documents. Further information about the MA Trust’s current trust structure is contained in the MA Trust’s registration statement and governing documents and in relevant state law.

Organization and Capital Structure

Provision	New	Old
Organization	The DE Trust is a Delaware statutory trust.	The MA Trust is a Massachusetts business trust.

Capital Structure	The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series and Class authorized under this Declaration of Trust is unlimited. Each Share shall have no par value, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class. All Shares when issued under this Declaration of Trust on the terms determined by the Trustees, including without limitation Series or Class Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable.

The interest of the beneficiaries under this Declaration of Trust shall be divided into transferable shares of beneficial interest with par value $.001 per share. The number of such shares of beneficial interest authorized under this Declaration of Trust is unlimited. All Shares issued under this Declaration of Trust including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

The Trustees, in their discretion from time to time, may authorize the division of Shares into one or more Series, each such Series relating to a separate portfolio of investments.

Shareholder Meetings and Voting Rights
Provision	New	Old
Shareholder Meetings	Meetings of the Shareholders may be called at any time by the Chairman or the Trustees. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.	Meetings of the Shareholders may be called by the Trustees and shall be held at such times, on such day and at such hour and the Trustees may from time to time determine, for the purposes specified in Section 2.2 and for such other purposes as may be specified by the Trustees.

Quorum and Required Vote	Shareholders of thirty percent of the Shares in the Trust (or Class or Series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the Investment Company Act of 1940 (the “1940 Act”) or by this Declaration of Trust or the By-laws. Any lesser number shall be sufficient for adjournments. Unless the 1940 Act, this Declaration of Trust or the By-Laws require a greater number of affirmative votes, the affirmative vote by the Shareholders present, in person or by proxy, holding more than 50% of the Shares (or Class or Series thereof) or, if applicable, holding more than 50% of the Net Asset Value of the Holders present, either in	Except as otherwise provided by law, the holders of thirty percent of the outstanding Shares of each Series or Class present in person or by proxy shall constitute a quorum for the transaction of any business at any meeting of Shareholders. If a quorum, as above defined, shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, entitled to vote an such matter shall be present, whereupon any

	person or by proxy, at such meeting constitutes the action of the Shareholders, and a plurality shall elect a Trustee.	such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law, this Declaration of Trust or the By-laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

How Votes are Counted	On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Series or Class, such requirements as to a separate vote by that Series or Class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Series or Class and the interests of each such Series or Class in the matter are identical, then the Shares of all such affected Series or Classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of Shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of Shareholders either (x) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (y) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of the Trust, if no Series shall have been established, or of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws or as determined by the Trustees. A proxy may be given in writing,	Any matter affecting a particular Series, or Class including without limitation, matters affecting the investment advisory arrangements or investment policies or restrictions of a Series, if required by law, shall not be deemed to have been effectively acted upon unless approved by the required vote of the Shareholders of such Series or Class if required by law. Unless otherwise required by law, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action to be taken by Shareholders which is required or permitted by law, this Declaration of Trust or any By-laws of the Trust.

electronically, by telefax, or in any other manner provided for in the By-laws or as determined by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any of the By-laws of the Trust to be taken by Shareholders.

Matters on which Shareholders Can Vote	The Shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-laws or as a result of the filing of any registration of the Trust or Series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.	The Shareholders shall have the power to vote (i) for the election of Trustees as provided in Article II, Section 2.2; (ii) for the removal of Trustees as provided in Article II, Section 2.3(d); (iii) with respect to any investment adviser as provided in Article IV, Section 4.1; (iv) with respect to the merger, consolidation and sale of assets of the Trust as provided in Article XI, Section 11.3; (v) with respect to the amendment of this Declaration of Trust as provided in Article XI, Section 11.4; (vi) to the same extent as the Shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or shareholders of any other Series) of the Trust); and (vii) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-laws of the Trust or any regulation of the Trust, by the Commission or any State, or as the Trustees may consider desirable.

Potential Liability of Shareholders
Provision	New	Old
Potential Liability of Shareholders	Each Shareholder of the Trust and of each Series or Class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Except as otherwise provided in this Declaration of Trust, the Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.	All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Series or Class with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Series or Class nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Series shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series or Class thereof, or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Series or Class) or the

Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

In case any Shareholder (or former Shareholder) of any Series of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, said series (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Series’ estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Liability Among Series
Provision	New	Old
Assets and Liabilities Belonging to a Series or Class	Subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as provided in this Declaration of Trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with	The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

If, notwithstanding the provisions of this Section 2.8 of this Declaration of Trust, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from whose assets the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

Dividends and Distributions
Provision	New	Old
Distributions

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

Dividends and distributions on Shares of a particular Series or any Class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Shareholders of Shares in that Series or Class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series.

Anything in this Declaration of Trust to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in subsection (b) of this Section 7.1. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

The power of the Trustees to pay dividends and make distributions with respect to any one or more Series shall be governed by Section 9.2 of this Trust. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the income and capital gains, accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions.

Trustees
Provision	New	Old
Powers	The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with such powers of delegation as may be permitted by this Declaration of Trust.	The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Election	Except for the Trustees named in this Declaration of Trust or appointed pursuant to Section 3.8 of this Declaration of Trust, or Trustees appointed to fill vacancies pursuant to Section 3.3 of this Declaration of Trust, the Trustees shall be elected by the Shareholders in accordance with this Declaration of Trust and the 1940 Act.	Except for any Trustees appointed to fill vacancies pursuant to Section 2.4 of this Declaration of Trust, the Shareholders of the Trust shall elect Trustees at Shareholder meetings called for that purpose to the extent required by the 1940 Act. The Trustees need not be elected annually or at regular intervals. Except as provided in Section 10.2 of this Declaration of Trust, the Trustees shall not be required to call a meeting of Shareholders for the purpose of electing Trustees, provided, however, that in the event that at any time, other than the time preceding the first meeting of Shareholders for the purpose of electing Trustees, less than a majority of the Trustees holding office at that time were elected by the Shareholders, a meeting of the Shareholders for the purpose of electing Trustees shall be held promptly and in any event within 60 days (unless the Commission shall by order extend such period). No election of a Trustee shall become effective, however, until the person elected shall have accepted such election and agreed in writing to be bound by the terms of this Declaration of Trust. If re-elected, a Trustee may succeed himself or herself. Trustees need not own shares.

Term and Removal

Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided unless such Trustee resigns or is removed as provided herein. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

Any of the Trustees may be removed with or without cause by the affirmative vote of the Shareholders of two thirds (2/3) of the Shares or by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 3.5 of this Declaration of Trust). Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

A Trustee duly appointed or elected under this Declaration of Trust shall hold office until the occurrence of any of the following: (a) the Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) the Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) the Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) the Trustee may be removed at any meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares or by a written declaration executed, without a meeting, by the holders of not less than two-thirds of the outstanding Shares.

Filling Vacancies

In case of the declination to serve, death, resignation, retirement, removal or incapacity of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers under this Declaration of Trust and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.5 of this Declaration of Trust, to decrease the number of Trustees.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur at a later date.

An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

Other than pursuant to any applicable law or regulation, including any applicable law or regulation adopted after the date of this Declaration of Trust, Shareholders shall not have the right to nominate persons for election as Trustees.

In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees may (but need not unless required by the 1940 Act, so long as there are at least two remaining Trustees) fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. Such appointment shall be effective upon the signing of a written instrument by a majority of the Trustees in office and the written acceptance of this Declaration of Trust by the appointee. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees and the written acceptance of this Declaration of Trust by the appointee. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee under this Declaration of Trust. Any appointment authorized by this Section 2.4 is subject to the provisions of Section 16(a) of the 1940 Act.

Liability of Trustees and Officers; Indemnification
Provision	New	Old
Limitation of Liability

The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act. No Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or Principal Underwriter of the Trust.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Series or Class with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Series or Class nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Series shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series or Class thereof, or the Trustees or any of them in connection with the Trust shall be conclusively

	The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act. No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, or gross negligence.	deemed to have been executed or done only by or for the Trust (or the Series or Class) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Indemnification	The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 of this Declaration of Trust against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in

The Trust shall indemnify (from the assets of the Series or Series in question or, if appropriate and permitted, from the assets of a Class or Classes) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) [hereinafter referred to as a “Covered Person”] against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Series or Class in question in advance of the

	compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.	final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Series or Class in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article V and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Indemnification Determinations	Indemnification of an Indemnified Person pursuant to Section 8.4 of this Declaration of Trust shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct, (b) dismissal of a court action or administrative proceeding against an Indemnified Person for insufficiency of evidence of Disabling Conduct, or (c) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.	A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Indemnification Not Exclusive	The right of indemnification provided by Article VIII of this Declaration of Trust shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in Article VIII of this Declaration of Trust, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.	The right of indemnification provided by Article V of this Declaration of Trust shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in Article V of this Declaration of Trust, “Covered Person” shall include such person’s heirs, executors and administrators; “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in Article V of this Declaration of Trust shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Preemptive, Dissenter’s and other Rights
Provision	New	Old
No Preemptive Rights	Unless the Trustees decide otherwise in their sole discretion, Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust, whether of the same or of another Series or Class.	The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights to exchange Shares of one Series for Shares of another Series as set forth in the Prospectus).

No Appraisal Rights	Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware, or otherwise.	Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust or any Series participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts.

Conversion Rights	The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.	The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right and power to convert or exchange said Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) pursuant to such conversion or exchange rights or otherwise in accordance with applicable laws and such requirements and procedures as may be established by the Trustees from time to time.

Other Rights

No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

Shares shall be deemed to be personal property giving only the rights provided in this instrument.

The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares with respect to a particular Series, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust, or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration of Trust specifically set forth.

Significant Changes to the Trust
Provision	New	Old
Amendments	Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an	All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this amendment, a Declaration supplemental hereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1 of this Declaration of Trust, (ii) on any amendment to this Section 9.6 of this Declaration of Trust, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Anything in this Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII of this Declaration of Trust shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. No amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibitions on assessment upon Shareholders, without the express consent of each Shareholder and/or Trustee involved. The Trustees may without Shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

Declaration of Trust as provided in this Declaration of Trust, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that materially adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) subject to the approval of a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Notwithstanding the foregoing, the Trustees may amend this Declaration of Trust without the vote or consent of Shareholders if they deem it necessary to conform this Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration of Trust without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or any Series or Class thereof, to supply any omission, or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof.

Termination	Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders.	The Trust, or any Series or Class thereof, may be terminated by the affirmative vote of a majority of the Trustees. Upon the termination of the Trust or any Series or Class:

Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.

Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution unless otherwise determined by the Trustees or otherwise provided by this Declaration of Trust. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares.

Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

(i) the Trust or such Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or such Series or Class and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust or such Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or such series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchanger transfer or other disposition of all or substantially all the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of the Shares entitled to vote; and

(iii) after payment or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property of any Series or Class, in cash or in kind or partly each, among the Shareholders of such Series according to their respective rights.

Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties under this Declaration of Trust, and the rights and interests of all Shareholders shall thereupon cease. Upon termination of any Series or Class, the Trustees thereunder shall be discharged from any further liabilities and duties with respect to such Series or Class, and the rights and interests of all Shareholders of such Series or Class shall thereupon cease.

Reorganization Transactions	Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or	The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger or consolidation) so long as the surviving or resulting entity is an open-end management investment company registered under the 1940 Act, or is a series thereof to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger or consolidation, may succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company registered under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, any or all such liabilities; provided, however, that no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by a Majority Shareholder Vote of that Series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have so been transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

The Trust, or any one or more Series, may either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association, or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts of any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Series as the case may be, in connection therewith. Any such consolidation or merger shall require the approval of a Majority Shareholder Vote of each Series affected thereby. The terms “merge” or “merger” as used herein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Statutory Trust Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 of this Declaration of Trust may affect any amendment to this Declaration of Trust or effect the adoption of a new declaration of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts, limited liability companies, limited partnerships, or other entities or associations to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial or ownership interests in any such newly created trust or trusts, limited liability companies, limited partnerships, or other entities or associations, or any series or classes thereof.

Notwithstanding anything else herein, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust or any Series participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts.

Delaware or any other state or jurisdiction) (or sub-trust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Derivative Actions
Provision	New	Old
Derivative Actions

No person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series or Class. No Shareholder of a Series or a Class may maintain a derivative action on behalf of the Trust with respect to such Series or Class unless holders of a least ten percent (10%) of the outstanding Shares of such Series or Class join in the bringing of such action

In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 2.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

[N/A]

Appendix G

Comparison of Current and Proposed New Fundamental Policies

Activity	Proposed New Policy	Current Policy
Borrow	Each Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Funds other than the Allocation/Alternative Portfolios (defined below)

A Fund may not: borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Value Advantage, Currency Strategies, Global Absolute Return, Core Income, Absolute Return, Equity Long/Short, Emerging Markets Debt, Inflation Strategy and Floating Rate Income Portfolios; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Fund’s assets) and (c) for the Floating Rate Income Portfolio and Equity Long/Short Portfolio, purchase securities on margin as described in the Prospectus and this SAI. The Value Advantage, Currency Strategies, Global Absolute Return, Core Income, Absolute Return, Equity Long/Short, Emerging Markets Debt, Floating Rate Income and Inflation Strategy Portfolios may borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

Portfolio Optimization Portfolios, Diversified Alternatives Portfolio, the Pacific Dynamix Portfolios and the Pacific Dynamix Underlying Funds (“Allocation/Alternative Portfolios”)

A Fund may not: borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Portfolio Optimization Portfolios; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Fund’s assets). With respect to the Portfolio Optimization Portfolios, borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

Issue senior securities	Each Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	See the current policy immediately above, which covers borrowing and issuing senior securities.

G-1

Activity	Proposed New Policy	Current Policy
Underwrite securities of other issuers	Each Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	A Fund may not: act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Purchasing or sell real estate	Each Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	A Fund may not: purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it).

Purchase or sell commodities	Each Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.	A Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Prospectuses and in this SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.[1]

[1]	While currently treated as fundamental, the current policy on investments in commodities is not designated as fundamental in the Funds’ SAI.

Activity	Proposed New Policy	Current Policy
Make loans	Each Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Funds other than the Allocation/Alternative Portfolios

A Fund may not: except for the Floating Rate Loan, Core Income and Floating Rate Income Portfolios, lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and with respect to the Floating Rate Loan, Core Income and Floating Rate Income Portfolios, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the Floating Rate Loan Portfolio may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law.

Allocation/Alternative Portfolios

A Fund may not: lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law.

Diversification	With the exception of the Funds designated as a “non-diversified company,” each Fund shall be a “diversified company” as those term terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction.

Funds other than the Allocation/Alternative Portfolios

A Fund may not: with respect to 75% of its total assets (except for Funds designated as non-diversified, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase;

Allocation/Alternative Portfolios

A Fund may not: with respect to 75% of its total assets (except for Funds designated as non-diversified), purchase a security (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase.

Activity	Proposed New Policy	Current Policy
Concentrate investments

Except as provided below, a Fund may not invest in a security if, as a result of such investment, more than 25% of its assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies.

The Real Estate Portfolio normally will invest more than 25% of its assets in securities of companies in the real estate industry.

The Health Sciences Portfolio normally will invest more than 25% of its assets in securities of companies in the health sciences industry.

Each Fund (or for a co-managed Fund, the portion of the Fund) that seeks to track the performance of an index will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

Funds other than the Allocation/Alternative Portfolios

A Fund may not: except for Technology, Floating Rate Loan, Health Sciences and Real Estate Portfolios, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

This restriction does not apply to the Floating Rate Loan Portfolio to the extent the Fund is deemed to have invested more than 25% of its total assets in securities of issuers considered to be in the financial services or institutions industries, which include (but are not limited to) commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance, and special purpose financial companies.

This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate.

It also doesn’t apply to the other Funds listed above which normally invest more than 25% of their total assets in their particular sectors.

Allocation/Alternative Portfolios

A Fund may not: except for the PD 1-3 Year Corporate Bond Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios, securities of other investment companies.

The PD 1-3 Year Corporate Bond Portfolio may not concentrate (i.e., invest more than 25% of its total assets in the securities of any particular industry or group of industries (taken at market value at the time of such investment)), except that the Fund will concentrate to approximately the same extent that its benchmark index concentrates in the securities of a particular industry or group of industries. This investment restriction for the PD 1-3 Year Corporate Bond Portfolio does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

Appendix H

Outstanding Shares of the Funds

As-of the Record Date (April 12, 2016)

Portfolio	Pacific Life Insurance Co	Pacific Life & Annuity Co
Core Income Portfolio
Diversified Bond Portfolio
Floating Rate Loan Portfolio
Floating Rate Income Portfolio
High Yield Bond Portfolio
Inflation Managed Portfolio
Inflation Strategy Portfolio
Managed Bond Portfolio
Short Duration Bond Portfolio
Emerging Markets Debt Portfolio
Comstock Portfolio
Dividend Growth Portfolio
Equity Index Portfolio
Focused Growth Portfolio
Growth Portfolio
Large-Cap Growth Portfolio
Large-Cap Value Portfolio
Long/Short Large-Cap Portfolio
Main Street® Core Portfolio
Mid-Cap Equity Portfolio
Mid-Cap Growth Portfolio
Mid-Cap Value Portfolio
Small-Cap Equity Portfolio
Small-Cap Growth Portfolio
Small-Cap Index Portfolio
Small-Cap Value Portfolio
Value Advantage Portfolio
Health Sciences Portfolio
Real Estate Portfolio
Technology Portfolio
Emerging Markets Portfolio
International Large-Cap Portfolio
International Small-Cap Portfolio
International Value Portfolio
Absolute Return Portfolio
Currency Strategies Portfolio
Diversified Alternatives Portfolio
Equity Long/Short Portfolio
Global Absolute Return Portfolio
Pacific Dynamix – Conservative Growth Portfolio
Pacific Dynamix – Moderate Growth Portfolio
Pacific Dynamix - Growth Portfolio
Portfolio Optimization Conservative Portfolio
Portfolio Optimization Moderate-Conservative Portfolio

Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio
Portfolio Optimization Aggressive-Growth Portfolio
PD 1-3 Year Corporate Bond Portfolio
PD Aggregate Bond Index Portfolio
PD High Yield Bond Market Portfolio
PD Large-Cap Growth Index Portfolio
PD Large-Cap Value Index Portfolio
PD Small-Cap Growth Index Portfolio
PD Small-Cap Value Index Portfolio
PD International Large-Cap Portfolio
PD Emerging Markets Portfolio

Appendix I

Information about Independent Auditors

Deloitte, with its principal offices at 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626, serves as the independent registered public accounting firm for the Funds. In accordance with Public Company Accounting Oversight Board requirements, Deloitte has confirmed to the Audit Committee that it is “independent” with respect to the Funds. In accordance with the 1940 Act, the Audit Committee and Board have approved Deloitte’s engagement. It is not expected that representatives of Deloitte will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Information about Fees paid to Independent Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Funds’ annual financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2015 Fiscal Year: $ 1,617,000

2014 Fiscal Year: $ 1,620,000

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of the Funds’ financial statements (excluding fees for services reported above as “audit fees”) are as follows:

2015 Fiscal Year: $ 0

2014 Fiscal Year: $ 0

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte to the Funds for tax compliance, tax advice, and tax planning are as follows:

2015 Fiscal Year: $ 75,000

2014 Fiscal Year: $ 0

The aggregate fees billed in each of the last two fiscal years by Deloitte to Pacific Life and its affiliates (including the Distributor) for tax-related matters are as follows:

2015 Fiscal Year: $ 53,550

2014 Fiscal Year: $ 199,424

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte to the Funds (excluding fees for audit, audit-related and tax services) are as follows:

2015 Fiscal Year: $ 0

2014 Fiscal Year: $ 0

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte to Pacific Life and its affiliates (including the Distributor) for other non-audit matters are as follows:

2015 Fiscal Year: $771,002

2014 Fiscal Year: $ 65,000

Audit Committee Pre-Approval Process

During the last two fiscal years, 100 % of the audit-related, tax and other services provided to the Trust were pre-approved pursuant to the policies and procedures of the Audit Committee as described below.

I-1

(a) The Audit Committee requires pre-approval of Auditor services to the Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee has delegated authority to its Chairperson, to grant pre-approvals. In the event of a pre-approval by the Chairperson, the Chairperson shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(b) Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee is responsible for pre-approving any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex if the nature of the services provided relate directly to the operations or financial reporting of the Trust. The De Minimis Exceptions set forth above apply to pre-approvals under this section as well, except that the “total amount of revenues” calculation for services under this section is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Policy (i.e., the Adviser or any control person).

In considering the pre-approval of the non-audit (tax services) noted above, the Audit Committee or its Chairperson, as applicable, considered whether such non-audit services were compatible with Deloitte’s independence prior to determining to pre-approve such services.

I-2

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

[Portfolio Name Here]

OF THE PACIFIC SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – JUNE 20, 2016

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "variable contracts") issued or administered by Pacific Life Insurance Company ("PLIC") and funded by separate accounts ("Separate Accounts") of PLIC and Pacific Life & Annuity Company ("PL&A"), hereby instructs PLIC and PL&A, on behalf of their respective pertinent Separate Accounts, to:

(1) Vote the shares of the applicable portfolio in Pacific Select Fund (the "Trust") that are attributable to his or her variable contract at the special meeting of shareholders (the "Meeting") of the Trust to be held at 9:00 a.m. Pacific Time, on June 20, 2016 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated on this proxy card, with respect to the matters referred to in the proxy statement for the Meeting; and

(2) Vote upon such other matters as may properly come before the Meeting or any adjournment thereof in discretion of PLIC and PL&A.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-303-0855. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on June 20, 2016. The proxy statement for this meeting is available at proxyonline.com/docs/psf2016.pdf

If you vote on the Internet or by telephone, you need not return this voting instruction.
VOTING INSTRUCTIONS MUST BE RECEIVED BY 6 A.M. EASTERN TIME ON JUNE 20, 2016

Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided. **IF VOTES ARE NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.** If this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by PLIC or PL&A on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The Board of Trustees recommends a vote FOR all proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

To vote all 5 Proposals "FOR", mark the box to the right. (No other vote is necessary.)
To vote each proposal individually, vote below. NOTE: A vote in this box supersedes all subsequent voting below. ➡ ☐

	FOR		WITHHOLD
1. **To elect three Trustees to the Board of Trustees:**			
Gale K. Caruso	☐		☐
Paul A. Keller	☐		☐
James T. Morris	☐		☐

	FOR ALL	AGAINST ALL	ABSTAIN ALL
To vote for all investment policies in the same manner, mark a box to the right **Note: A vote in this box supersedes all subsequent voting below.**	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. **To approve making investment objectives "non-fundamental".**	☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]